Execution Copy

                  ASSUMPTION AND REIMBURSEMENT AGREEMENT (CNL)


         This ASSUMPTION AND REIMBURSEMENT AGREEMENT (this "Agreement") is made effective as of March 28, 2003, by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("Marriott Parent"), MARRIOTT CONTINUING CARE, LLC, a Delaware limited liability company ("MCC" and, together with Marriott Parent, "Assignors"), CNL RETIREMENT PROPERTIES, INC., a Delaware corporation ("CNL Parent"), CNL Retirement MA3 Pennsylvania, LP, a Delaware limited partnership ("PA Assignee"), and CNL Retirement MA3 Virginia, LP, a Delaware limited partnership ("VA Assignee" and, together with PA Assignee, "Operating Assignees;" Operating Assignees and CNL Parent, collectively, "Assignees").

                                    RECITALS

         A. On the date hereof, pursuant to a Purchase and Sale Agreement dated as of December 20, 2002 by and among MCC (as Seller), CNL Retirement MA3, LP, a Delaware limited partnership, or assigns (as Purchaser), Marriott Parent and CNL Parent (as amended or modified from time to time, the "Real Estate Purchase Agreement"), the VA Assignee is purchasing from MCC the senior living facility located in Ft. Belvoir, Virginia more specifically described in Exhibit A-1 attached hereto (the "Fairfax") and PA Assignee is purchasing the senior living facility located in Haverford, Pennsylvania more specifically described in Exhibit A-2 attached hereto (the "Quadrangle," and collectively with the Fairfax, the "Facilities"); and, pursuant to a Stock Purchase Agreement dated as of December 30, 2002 by and among Marriott Parent, Sunrise Assisted Living, Inc. ("Sunrise") and certain affiliates of Marriott Parent (as amended or modified from time to time, the "Stock Purchase Agreement"), Sunrise is acquiring all of the issued and outstanding stock of Marriott Senior Living Services, Inc., a Delaware corporation to be renamed Sunrise Senior Living Services, Inc. (the "Company") and, indirectly through the Company, all of the issued and outstanding stock of MCC (capitalized terms used and not defined herein shall have the meanings given them in the Real Estate Purchase Agreement);

         B. Each of MCC, Company (as predecessor to MCC) and Marriott Retirement Communities - Haverford, Inc. (as predecessor to Company and MCC) have from time to time issued to residents of the Quadrangle and to certain other Persons in connection with continuing care arrangements at the Quadrangle obligations known as "Lifecare Bonds" as more specifically described on Schedule 1 hereto (the "Outstanding Quadrangle Bonds");

         C. Each of MCC, Company (as predecessor to MCC) and Marriott Retirement Communities - Fairfax, Inc., as predecessor to Company and MCC, have from time to time issued to residents of the Fairfax and to certain other Persons in connection with continuing care arrangements at the Fairfax obligations known as "Lifecare Bonds" as more specifically described on Schedule 2 hereto (the "Outstanding Fairfax Bonds" and, together with the Outstanding Quadrangle Bonds, the "Outstanding Bonds");

         D.  Pursuant to the Lifecare  Agreements  of  Undertaking  set forth on
Schedule 3 hereto (the "Lifecare Undertakings"), Marriott Parent has agreed to provide all financial and other support that may be required to comply with obligations under "Lifecare Bonds" issued in respect of the Facilities ("Lifecare Bonds") and continuing care agreements entered into in respect of the Facilities ("Continuing Care Agreements");

         E. Pursuant to the Host Marriott Indemnity Agreement, dated as of October 8, 1993, among Marriott International, Inc., Marriott Senior Living Services, Inc., Marriott Corporation, HMC Retirement Properties, Inc. and HMH Properties, Inc. (the "Host Marriott Indemnity Agreement," and, together with the Lifecare Undertakings, the "Parent Lifecare Agreements"), Marriott Parent has agreed to indemnify and hold harmless Host Marriott Corporation from and against liabilities in respect of Continuing Care Agreements and Lifecare Bonds;

         F. Pursuant to the Real Estate Purchase Agreement, PA Operating Assignee and VA Operating Assignee respectively have agreed to assume and perform all of the obligations of MCC in respect of the Outstanding Quadrangle Bonds and the Outstanding Fairfax Bonds respectively; and CNL Parent has agreed to assume all of the financial obligations of Marriott Parent under the Parent Lifecare Agreements and to indemnify and reimburse Marriott Parent as provided herein;

         G. Pursuant to the Real Estate Purchase Agreement, contemporaneous with the execution and delivery hereof, VA Operating Assignee is entering into a Deed of Trust, Assignment of Rents and Security Agreement dated as of the date hereof granting to Marriott Parent a lien on and security interest in the Fairfax as security for the obligations of Assignees to Marriott Parent hereunder (the "VA Deed of Trust") and PA Operating Assignee is entering into a Mortgage, Assignment of Rents and Security Agreement dated as of the date hereof granting to Marriott Parent a lien on and security interest in the Quadrangle as security for the obligations of Assignees to Marriott Parent hereunder (the "PA Mortgage" and with the VA Deed of Trust, collectively, the "Mortgages");

         H On the date hereof, MCC and Operating Assignees are entering into certain lease agreements in respect of the Facilities (collectively, the "Operating Agreements"), and, pursuant thereto, from and after the Closing, Lifecare Bonds will be issued by MCC or another Affiliate of Sunrise, Continuing Care Agreements will be entered into by MCC or another Affiliate of Sunrise, and CNL Parent will provide financial support in respect thereof; and

         I. Assignors and Assignees desire to confirm the foregoing assumptions and agreements, and to provide certain related assurances; and MCC and Operating Assignees desire to consent to the assumption by CNL Parent of Marriott Parent's financial obligations with respect to the Parent Lifecare Undertakings, all on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the agreements and covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment.

              (a) MCC hereby assigns to VA Operating Assignee all of the obligations, liabilities, duties and covenants to be performed by MCC or any Affiliate of MCC after the date hereof under or in respect of each of the Outstanding Fairfax Bonds (the "Assumed Fairfax Obligations").

              (b) MCC hereby assigns to PA Operating Assignee all of the obligations, liabilities, duties and covenants to be performed by MCC or any Affiliate of MCC after the date hereof under or in respect of each of the Outstanding Quadrangle Bonds (the "Assumed Quadrangle Obligations" and, together with the Assumed Fairfax Obligations, the "Assumed Operating Obligations").

              (c) Marriott Parent hereby assigns to CNL Parent and the Operating Assignees, as joint and several obligors, all of the financial obligations, liabilities, duties and covenants to be performed by Marriott Parent or any Affiliate of Marriott Parent after the date hereof under each of the Lifecare Undertakings and, to the extent related to Lifecare Bonds or Continuing Care Agreements, the Host Marriott Indemnity Agreement (collectively, the "Assumed Parent Obligations" and, together with the Assumed Operating Obligations, the "Assumed Obligations"). For the avoidance of doubt, (i) the parties acknowledge that, pursuant to the Operating Agreements, the management and operation of the Facilities from and after the Closing, including the provision of living accommodations, facilities, services and programs provided for in the Continuing Care Agreements, will be the exclusive responsibility of MCC and/or its Affiliates, and (ii) without limiting the obligation of Assignees to (x) provide financial support in respect of Lifecare Bonds and Continuing Care Agreements,
(y) reimburse and indemnify Marriott Parent in accordance with the terms hereof, and (z) provide for operation of the Facilities by entities not affiliated with CNL Parent pursuant to the Operating Agreements or successor leases, management agreements, operating agreements or contracts, the parties agree that nothing in this Agreement shall obligate CNL Parent or its Affiliates to provide directly the living accommodations, facilities, services and programs provided for in the Continuing Care Agreements.

         2. Assumption. Each Assignee hereby (i) accepts the foregoing assignment to such Assignee, (ii) irrevocably assumes each of the Assumed Obligations assigned to such Assignee, (iii) unconditionally agrees to pay or otherwise discharge the Assumed Obligations assigned to such Assignee when and as the same may be due, and (iv) consents to each other assignment and assumption hereunder.

         3. Reimbursement and Indemnification.

              (a) Reimbursement.

                        (i) Each Operating Assignee unconditionally promises and agrees that, if at any time MCC or any of its Affiliates (i) pay any amounts under or in respect of any Assumed Operating Obligation assumed by such Operating Assignee or otherwise incurs any expenses in connection with any such Assumed Operating Obligation (including without limitation payment of any fees, costs or expenses of a Lifecare Bond holder) or (ii) pay any amounts in respect of Lifecare Bonds pursuant to Section 3.4 of either Operating Agreement (collectively, the "Operating Assignee Reimbursement Obligations"), such Operating Assignee shall pay to MCC an amount equal to all amounts so paid and all other costs or expenses so incurred no later than fifteen (15) Business Days after receipt from MCC of Quarterly Reports setting forth the Operating Assignee Reimbursement Obligations in accordance with the Operating Agreements. Any Operating Assignee Reimbursement Obligations not paid when due hereunder shall bear interest from the date of payment by MCC or its Affiliate until paid in full at a floating rate equal to the Prime Rate (defined below) plus two percent (2%), but not to exceed a rate of eight percent (8%). All payments of Operating Assignee Reimbursement Obligations, together with any interest thereon, shall be made without setoff, counterclaim or other defense, and shall be made in lawful money of the United States of America, in same day funds, at such place as MCC shall direct. All such payments shall be credited first to interest due, if any, and then to the principal of the Operating Assignee Reimbursement Obligations.

                        (ii) CNL Parent and each Operating Assignee jointly and severally unconditionally promise and agree that, if at any time Marriott Parent or any of its Affiliates pay any amounts under or in respect of any Assumed Obligation or otherwise in respect of any Lifecare Bonds (whether issued prior to or on or after the date hereof) or Continuing Care Agreements (whether entered into prior to or on or after the date hereof) (including without limitation any payment directly to a Current Lifecare Beneficiary) or otherwise incur any expenses in connection with any such Assumed Parent Obligation, Lifecare Bond or Continuing Care Agreement (including without limitation payment of any fees, costs or expenses of a Current Lifecare Beneficiary) (collectively, the "Parent Reimbursement Obligations"), Assignees shall pay to Marriott Parent an amount equal to all amounts so paid and all other costs or expenses so incurred no later than two (2) Business Days after receipt from Marriott Parent of notice thereof accompanied by written evidence of such payment or incurrence by Marriott Parent or its Affiliates. Any Parent Reimbursement Obligations not paid when due hereunder shall bear interest from the date of payment by Marriott Parent or its Affiliate until paid in full at a floating rate equal to the Prime Rate plus two percent (2%). All payments of Parent Reimbursement Obligations, together with any interest thereon, shall be made without setoff, counterclaim or other defense, and shall be made in lawful money of the United States of America, in same day funds, at such place as Marriott Parent shall direct. All such payments shall be credited first to interest due, if any, and then to the principal of the Parent Reimbursement Obligations.

                        (iii) "Prime Rate" means the rate that Citibank, N.A. (or any successor entity) publishes from time to time as its prime lending rate, as in effect from time to time.

              (b) Performance by Assignees.

                        (i) Without limiting the foregoing, if at any time Marriott Parent or any of its respective Affiliates become obligated to pay any amounts under, or any fees, costs or expenses relating to, or otherwise to perform any obligations under, any Assumed Parent Obligation, Lifecare Bond or Continuing Care Agreement, then, promptly upon notice thereof from Marriott Parent, CNL Parent shall, or shall cause one or both Operating Assignees to, make any payments required to be made and perform any other obligation required to be performed by Marriott Parent or any of its respective Affiliates.

                        (ii) Without limiting the foregoing, if at any time MCC or any of its respective Affiliates become obligated to pay any amounts under, or any fees, costs or expenses relating to, or otherwise to perform any obligations under, any Lifecare Bond, then, promptly upon notice thereof from MCC, the applicable Operating Assignee shall make any payments required to be made and perform any other obligation otherwise required to be performed by MCC or any of its respective Affiliates.

              (c) Indemnification.

                        (i) Assignees, jointly and severally, shall indemnify, defend and hold harmless Marriott Parent and its directors, officers, employees, Affiliates, agents and assigns from and against Indemnifiable Losses (as defined below) relating to, resulting from or arising out of the Assumed Parent Obligations, any Lifecare Bond (whether issued prior to or on or after the date hereof) or Continuing Care Agreement (whether entered into prior to or on or after the date hereof), any failure of any Assignee to perform, pay, discharge or otherwise comply with the Assumed Obligations or any other breach or non-performance of the obligations of any Assignee hereunder.

                        (ii) "Indemnifiable Loss" means any cost, damage, disbursement, expense, liability, monetary obligation, loss, deficiency, penalty or settlement of any kind or nature, including reasonable legal, accounting and other professional fees and expenses and amounts paid in settlement or incurred in connection with the investigation or defense of any third party claim, that are actually imposed on or otherwise actually incurred or suffered from time to time by the specified Person.

         4. Obligations Absolute. The obligations of each Assignee to Marriott Parent under this Agreement shall be absolute and unconditional, under any and all circumstances, and shall not be diminished, discharged or affected by any circumstance, act or omission whatsoever, including without limitation any of the following, whether known or unknown to either of the Assignors:

              (a) the invalidity or unenforceability of, or any defect in, this Agreement, any Lifecare Undertaking, Lifecare Bond or Continuing Care Agreement, the Host Marriott Indemnity Agreement or any other agreement or instrument;

              (b) any amendment to or waiver of any Lifecare Bond or any Continuing Care Agreement after the date hereof;

              (c) any action taken or omitted by any Assignee, the Company, MCC or any Current Lifecare Beneficiary;

              (d) any lack of authority or alleged lack of authority of any Person specified in clause (c) above or any Person purporting to act on behalf of any such Person;

              (e) the existence of any claim, set-off, defense or other right which any Assignee, any of its Affiliates, either Assignor, or any beneficiary of or party to a Lifecare Bond or Continuing Care Agreement, on the one hand, may have at any time against either Assignor, any beneficiary of or party to a Lifecare Bond or Continuing Care Agreement or any other Person, on the other hand, whether in connection with this Agreement, any of the Assumed Obligations, the Lifecare Bonds or the Continuing Care Agreements or the transactions referred to herein or therein or in connection with any unrelated transaction;

              (f) any certificate, draft, demand or other document presented in connection with any Assumed Obligation, Lifecare Undertaking, Lifecare Bond or Continuing Care Agreement proving to be forged, fraudulent, invalid, insufficient, unauthorized or uncollectable in any respect, or any statement therein (including any statement with respect to amount) proving (or being alleged) to be untrue or inaccurate in any respect whatsoever;

              (g) any irregularity in this Agreement, or any irregularity (including fraud) in any Lifecare Undertaking or Lifecare Bond or Continuing
Care Agreement or by any beneficiary of or party to a Lifecare Bond or Continuing Care Agreement;

              (h) any breach of contract involving any Person specified in clause (c) above or any other Person;

              (i) any consequence of compliance with any applicable constitutional provision, statute, law, rule, regulation, ordinance or interpretation of any governmental entity or any award, decision, verdict, subpoena, decree, injunction, judgment, order, ruling, assessment or writ issued, made or rendered by an arbitrator or governmental entity (collectively "Laws");

              (j) any act or omission by Marriott Parent or by any beneficiary of or party to a Lifecare Bond or Continuing Care Agreement, done or omitted pursuant to an order of any court; or

              (k) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Assignee, except for circumstances resulting directly from the gross negligence or willful misconduct of Marriott Parent or, only to the extent occurring prior to the date hereof, MCC.

         Each Assignee acknowledges and agrees that it will derive substantial direct and indirect benefits by reason of Marriott Parent continuing to be a party to the Lifecare Undertakings, and that all obligations of Assignees to Marriott Parent hereunder shall be joint and several irrespective of whether any applicable Assumed Obligation relates to the Fairfax or the Quadrangle. Neither the joint and several liability of, nor the liens granted to Marriott Parent under the Mortgages by, any Assignee shall be impaired or released by (i) the failure of either Assignor to assert any claim or demand or to exercise or enforce any right, power or remedy against any Assignee or any of its Affiliates, any other Person or otherwise; (ii) any extension or renewal for any period (whether or not longer than the original period) of any Lifecare Bonds or Continuing Care Agreements or the release or compromise of any obligation of any Person with respect thereto; (iii) the surrender, release or exchange of all or any part of any property securing payment, performance and/or observance of any of the Parent Reimbursement Obligations or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any Person with respect to any such property; or (iv) any other act, matter or thing that would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of each Assignee.


         5. Additional Agreements in respect of Lifecare Undertakings.

              (a) Solely with respect to Persons who, as of the date hereof, (i) hold a Lifecare Bond issued in respect of a Facility, as set forth on Schedules 1 and 2 hereto, or (ii) are resident at a Facility and party to a Continuing Care Agreement (collectively, "Current Lifecare Beneficiaries"), and without limiting the obligations of Assignees and MCC hereunder and under the Operating Agreements, Marriott Parent shall remain secondarily liable to MCC for financial obligations arising under the Lifecare Undertakings; provided that Assignees, jointly and severally, shall be primarily liable with respect to such Current Lifecare Beneficiaries, and MCC (and, if applicable, Operating Assignees) shall at all times proceed first against CNL Parent (or an Operating Assignee) for the performance of all obligations under the Lifecare Undertakings or otherwise in respect of the Lifecare Bonds and Continuing Care Agreements, and shall pursue and exhaust all remedies available against Assignees prior to seeking any payment or performance by Marriott Parent under any Lifecare Undertaking or otherwise in respect of the Lifecare Bonds and Continuing Care Agreements in favor of Current Lifecare Beneficiaries.

              (b) Except as set forth in Section 5(a) in respect of Current Lifecare Beneficiaries, MCC and the Assignees hereby irrevocably and completely discharge and release Marriott Parent and its Affiliates from any liability under any Lifecare Undertaking or otherwise in respect of Lifecare Bonds and Continuing Care Agreements.

              (c) Assignees and MCC hereby waive any applicable principles or provisions of Law, statutory or otherwise, or contract which are or might be in conflict with the terms of this Section 5.

              (d) Without limiting the obligations of Assignees hereunder, (i) nothing herein purports or is intended to release MCC from its obligations under any Continuing Care Agreement, and (ii) solely as between MCC and any Person that holds a Lifecare Bond, nothing herein purports to or is intended to release MCC from its obligations to such Person under the applicable Lifecare Bond.

         6. Covenants and Acknowledgements of Assignees and MCC.

              (a) Neither MCC nor any Assignee shall, or shall cause or permit any of its Subsidiaries or MCC to (i) directly or indirectly assign or otherwise transfer (other than to an Affiliate of CNL Parent) any of its direct or indirect obligations to a Current Lifecare Beneficiary (or, in the case of an Operating Assignee, its obligations to MCC) under or in respect of any Lifecare Bond or Continuing Care Agreement (each such obligation, an "Underlying Lifecare Obligation"), (ii) cause or permit the term of any Underlying Lifecare Obligation to be extended beyond the term in effect on the Closing Date, or
(iii) enter into or agree to any amendment or modification to the terms of any Underlying Lifecare Obligation, unless, in any such case, prior to the effectiveness thereof, Marriott Parent and its Affiliates shall be unconditionally released, in a manner reasonably satisfactory to Marriott Parent (which shall, without limitation, require an acknowledgement from the applicable Current Lifecare Beneficiary) from all obligations to such Current Lifecare Beneficiary; provided that MCC or CNL Parent may assign or otherwise transfer (directly or indirectly) any Underlying Lifecare Obligation so long as (x) prior to such assignment or transfer, MCC or CNL Parent shall notify Marriott Parent thereof specifying the Underlying Lifecare Obligations transferred and the name of the transferee and certifying that the other conditions set forth below have been satisfied (if applicable), (y) the transferee shall be at least as creditworthy as CNL Parent or MCC, as applicable and (z) the transferee shall have delivered a letter agreement to Marriott Parent pursuant to which it agrees to be bound by the restrictions set forth in this Section 6(a) for the benefit of Marriott Parent; and provided further that no such transfer shall alter or effect the obligations of Assignees hereunder. MCC and each Assignee shall promptly notify Marriott Parent of any default or alleged default in payment of any amount due to a Current Lifecare Beneficiary under any Lifecare Bond, which default or alleged default could reasonably be expected to lead to a demand for payment by Marriott Parent under Section 5(a).

              (b) MCC shall (or shall cause its Affiliate to) give prompt notice to Marriott Parent and CNL Parent of any demand for payment of an Outstanding Bond, and any other demand in respect of a Continuing Care Agreement or Lifecare Bond if, in any such case, such demand could reasonably be expected to give rise to an obligation under any Parent Lifecare Agreement.

              (c) Assignees acknowledge and agree that CNL Parent and its Subsidiaries are not obtaining any rights or licenses with respect to any name, mark, logo, trade dress or design owned by Marriott Parent or its Affiliates, including the word mark "Marriott" (the "Marriott Word Mark"), the name and mark "Marriott International, Inc.", the "M" logo (a copy of which is attached hereto as Schedule (4)) or any composite or other name or mark containing "Marriott", or any name, mark, logo or design that is similar to any of the foregoing in appearance, sound or commercial impression (the "Marriott Parent Marks"). Assignees shall, and shall cause their respective Subsidiaries and any manager of either Facility, to cease any and all use of the Marriott Parent Marks as soon as practicable after the Closing Date, but not later than 60 days after the Closing Date; provided, however, that with respect to stationery, contracts, purchase orders, agreements and other business forms and writings (including without limitation, Lifecare Bonds and Continuing Care Agreements) which could result after the Closing Date in a legal commitment of Marriott Parent or any of its Subsidiaries, Assignees shall, and shall cause their respective Subsidiaries and any manager of either Facility, to cease within 10 Business Days after the Closing Date any use of the Parent Marks; provided further that, from and after the Closing Date, MCC shall comply with the provisions of Section 5.7 (f) of the Stock Purchase Agreement. Within 10 Business Days after the Closing Date, Assignees shall notify, or cause the manager of the Facilities to notify, in writing, all residents at the Facilities that the Facilities have been acquired from Sellers by Buyer, and that CNL Parent will, from and after the Closing Date, ensure that the Facilities have all financial and other support that may be required to ensure compliance with all obligations under the Lifecare Bonds and Continuing Care Agreements.

         7. Covenant of Assignor. Marriott Parent shall give written notice to CNL Parent promptly upon receipt of any demand on Marriott Parent for payment or performance of any Assumed Parent Obligation; provided that no failure to give any such notice shall alter or affect the obligations of Assignees hereunder.

         8. Events of Default. If any of the following conditions or events (each, an "Event of Default") shall occur:

              (a) Any Assignee shall fail to pay Marriott Parent any amount due under Section 3(a)(ii) hereof, and such failure continues for 10 Business Days; or

              (b) Any  Assignee  shall  fail to pay MCC  any  amount  due  under
Section 3(a)(i) hereof, and such failure continues for 10 Business Days; or

              (c) Any demand shall be made to Marriott Parent for payment or other performance under or in respect of any Assumed Obligation, any Lifecare Bond or Continuing Care Agreements and shall not either be (i) rescinded within 15 Business Days thereof or (ii) paid or performed in full by Assignees within 15 Business Days of notice thereof by Marriott Parent to Assignees; or

              (d) Any Assignee or MCC shall fail to perform or comply with its obligations under Section 6 hereof and such failure shall continue for 15
Business Days; or any Underlying Lifecare Obligation shall otherwise be transferred (directly or indirectly) to any Person other than CNL Parent or an Affiliate thereof, unless the conditions set forth in Section 6(a) have been satisfied in connection with such transfer); or

              (e) Any Assignee or MCC shall fail to perform or comply with any of its obligations under this Agreement which failure is not already addressed in Section 8(a) though (d) hereof and such failure shall continue for 10 Business Days; or

              (f) Any "Event of Default" as defined in either Mortgage shall occur and be continuing; or

              (g) Any Insolvency Event (as defined below) shall occur;

              then, in addition to any other remedy available to Marriott Parent at law or in equity, in the case of any event described in clause (g), the maximum amount that may at any time become due under or in respect of the Assumed Parent Obligations (the "Maximum Amount") shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby waived; and, if any other Event of Default shall have occurred and be continuing, Marriott Parent may, by written notice to CNL Parent declare all or any portion of the Maximum Amount due and payable, and the same shall become immediately payable without presentment, demand, protest or other requirements of any kind, all of which are hereby waived. If any Event of Default shall have occurred and be continuing, in addition to and not in limitation of any other rights available to Marriott Parent at law or in equity, Marriott Parent may exercise all rights and remedies provided for in either.

         "Insolvency Event" shall mean:

                        (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of CNL Parent or either Operating Assignee in an involuntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or

                        (ii) An involuntary case shall be commenced against CNL Parent or either Operating Assignee under any applicable bankruptcy, insolvency or similar law now or thereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over CNL Parent or either Operating Assignee or over all or a substantial part of its respective property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of CNL Parent or any of the Operating Assignees for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of CNL Parent or any of the Operating Assignees and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

                        (iii) CNL Parent or either Operating Assignee shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or CNL Parent or either Operating Assignee shall make any assignment for the benefit of creditors; or

                        (iv) CNL Parent or either Operating Assignee shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of CNL Parent (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (iii) above or this clause (iv).

         For the avoidance of doubt, nothing in this Section 8, including any provision for notice and cure, and no exercise or waiver by Marriott Parent of any right or remedy under this Section 8, shall alter or affect (i) the obligation of Assignees to pay any amount due under and in accordance with
Section 3 hereof or (ii) any other right or remedy of Marriott Parent and its Affiliates hereunder, under the Mortgages or under the Real Estate Purchase Agreement.

9. Further Assurances. Each party hereto shall promptly execute, acknowledge and deliver, and shall cause its Affiliates to execute, acknowledge and deliver, to the other parties hereto any assurances, documents, instruments or conveyances reasonably requested by any party hereto, or necessary for the parties hereto to effectuate the transactions contemplated hereby.

10.           Governing Law; Jurisdiction; Waiver of Jury Trial.

              (a) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Delaware.

              (b) To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement shall be brought and prosecuted in such court or courts located in the State of Delaware as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Delaware and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

              (c) EACH PARTY HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE MORTGAGES OR ANY OTHER DOCUMENT RELATED TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

         11. Time of the Essence. Time is of the essence in the performance of all obligations of each Assignee and MCC hereunder.

         12. Representations and Warranties.

              (a) The execution, delivery and performance of this Agreement by each Assignee have been duly and validly authorized by the Board of Directors or governing body of each such Assignee and by all other necessary corporate or partnership action on the part of such Assignee. This Agreement constitutes a legally valid and binding obligation of each Assignee, enforceable against such Assignee in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally. The execution, delivery and performance of this Agreement by each Assignee will not (i) violate or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under the charter documents, by-laws, partnership agreements (as applicable) of each Assignee; (ii) result in the imposition of any Lien against any material assets or properties of each Assignee; or (iii) violate any Law, except for any such violations, breaches, defaults and impositions as would not reasonable be expected to have a material adverse effect on the business operations, assets or financial condition of each Assignee or performance by each Assignee of its obligations hereunder. The execution, delivery and performance of this Agreement by each Assignee does not require that any approval, authorization, consent, qualification or registration, or any extension, modification, amendment or waiver of any of the foregoing ("Approvals"), to be obtained from, or any notice, statement or other communication ("Filings") to be filed with or delivered to, any governmental entity or other Person, except for any such Approvals or Filings as to which the failure to receive or make would not in the aggregate have a materials adverse effect on the ability of any Assignee to perform its obligations hereunder.

              (b) The execution, delivery and performance of this Agreement by each Assignor has been duly and validly authorized by the Board of such Assignor and by all other necessary corporate action on the part of such Assignor. This Agreement constitutes a legally valid and binding obligation of each Assignor, enforceable against such Assignor in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally. The execution, delivery and performance of this Agreement by each Assignor will not (i) violate or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under the charter documents or by-laws of such Assignor ; (ii) result in the imposition of any Lien against any material assets or properties of such Assignor; or (iii) violate any Law, except for any such violations, breaches, defaults and impositions as would not reasonable be expected to have a material adverse effect on the business operations, assets or financial condition of such Assignor or performance by such Assignor of its obligations hereunder. The execution, delivery and performance of this Agreement by each Assignor does not require any Approvals to be obtained from, or any Filings to be filed with or delivered to, any governmental entity or other Person, except for any such Approvals or Filings as to which the failure to receive or make would not in the aggregate have a material adverse effect on the ability of such Assignor or any Assignee to perform its obligations hereunder.

         13. Miscellaneous.

              (a) Amendments. This Agreement and any Schedule or Exhibit attached hereto may be modified or amended only by agreement in writing of Assignors and Assignees; provided that Sections 1(c), 3(a)(ii), 3(b)(i),
3(c)(ii), 7 and 8 of this Agreement may be amended or modified without the consent of MCC.

              (b) Third Party Beneficiaries. Nothing herein, express or implied, is intended to confer upon or give any Person other than the parties hereto any rights or remedies of any nature under or by reason of this Agreement.

              (c) Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

              (d) Section and Other Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

              (e) Entire Agreement. This Agreement, the Mortgages and the Real Estate Purchase Agreement constitute the entire agreement among the parties with respect to the subject matter hereof.

              (f) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

              (g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

              (h) Waivers, Etc. Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or any other provision hereof.

              (i) Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier). All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

                  All such notices shall be addressed,

                  if to Marriott Parent, to:

                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland 20817
                           Attn:  Chief Financial Officer


                  with a copy to:

                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland 20817
                           Attn:  General Counsel


                                    and


                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland 20817
                           Attn: Treasurer

                                    and

                           Arent Fox Kintner Plotkin & Kahn, PLLC
                           1050 Connecticut Avenue, N.W.
                           Washington, DC 20036-5339
                           Attn:   Joseph Fries, Esq.

                  If to MCC:

                           c/o Sunrise Assisted Living, Inc.
                           7902 Westpark Drive
                           McLean, VA  22102
                           Attention:  General Counsel
                           Telecopier No.:  (703) 744-1628


With a copy to (which shall not constitute notice):

                           Hogan & Hartson LLP
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004
                           Attention:  George P. Barsness
                           Telecopier No.:  (202) 637-5910


                  if to any of the Assignees:

                           c/o CNL Retirement Corp.
                           CNL Center at City Commons
                           450 South Orange Avenue
                           Orlando, Florida 32801-3336
                           Attn: Chief Operating Officer

                  with a copy to:

                           Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 North Eola Drive
                           Post Office Box 2809
                           Orlando, Florida 32802
                           Attn:  Thomas E. Francis, Esq.

              By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.



                          MARRIOTT PARENT:

                          MARRIOTT INTERNATIONAL, INC.,
                          a Delaware corporation


                          By:      /s/ Timothy J. Grisius
                                   -------------------------------------
                                   Timothy J. Grisius
                                   Authorized Signatory


                               MCC:


                               MARRIOTT CONTINUING CARE, LLC,
                               a Delaware limited liability company

                               By: Marriott Senior Living Services, Inc., A Delaware corporation, sole Member


                                        By:      /s/ Timothy J. Grisius
                                                 -------------------------------
                                                 Timothy J. Grisius
                                                 Authorized Signatory

         [SIGNATURES FOR ASSUMPTION AND REIMBURSEMENT AGREEMENT CONTINUE

                             ON THE FOLLOWING PAGES]

                                CNL PARENT:

                                CNL RETIREMENT PROPERTIES, INC.,
                                A Delaware corporation


                                By:/s/ Bradley B. Rush
                                   -----------------------------------------
                                   Bradley B. Rush
                                   Title:Senior Vice President
                                         ---------------------------------



                                OPERATING ASSIGNEES:

                                CNL RETIREMENT MA3 VIRGINIA, LP, a Delaware limited partnership

                                By:      CNL Retirement MA3 GP Holding, LLC,
                                         a Delaware limited liability company,
                                         Its sole general partner


                                         By:/s/ Bradley B. Rush
                                            -------------------------------
                                                  Bradley B. Rush
                                                  Senior Vice President


                                CNL RETIREMENT MA3 PENNSYLVANIA, LP, a Delaware limited partnership

                                By:      CNL Retirement MA3 GP Holding, LLC,
                                         a Delaware limited liability company,
                                         Its sole general partner



                                         By:/s/ Bradley B. Rush
                                            -------------------------------
                                                  Bradley B. Rush
                                                  Senior Vice President

DISTRICT OF COLUMBIA

-----------------------   ss:

-----------------------



         I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Timothy J. Grisius, whose name as Authorized Signatory of Marriott International, Inc., a Delaware corporation, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Marriott International, Inc.



         GIVEN under my hand and seal this 19th day of March, 2003.


                                                Deborah J. Crouse
                                                -----------------------
                                                NOTARY PUBLIC



[Notarial Seal]

My Commission Expires: November 14, 2004



DISTRICT OF COLUMBIA

-----------------------   ss:

-----------------------



         I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Timothy J. Grisius, whose name as Authorized Signatory of Marriott Senior Living Services, Inc., a Delaware corporation and sole member of Marriott Continuing Care, LLC, a Delaware limited liability company, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Marriott Senior Living Services, Inc.



         GIVEN under my hand and seal this 19th day of March, 2003.


                                            Deborah J. Crouse
                                            -----------------------
                                            NOTARY PUBLIC
[Notarial Seal]

My Commission Expires: November 14, 2004

DISTRICT OF COLUMBIA

-----------------------   ss:

-----------------------



         I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Bradley B. Rush, whose name as Senior Vice President of CNL Retirement Properties, Inc., a Delaware corporation, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of CNL Retirement Properties, Inc.

         GIVEN under my hand and seal this 19th day of March, 2003.


                                            Deborah J. Crouse
                                            -----------------------
                                            NOTARY PUBLIC


[Notarial Seal]

My Commission Expires: November 14, 2004



DISTRICT OF COLUMBIA

-----------------------   ss:

-----------------------



         I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Bradley B. Rush, whose name as Senior Vice President of CNL Retirement MA3 GP Holding, LLC, the sole general partner of CNL Retirement MA3 Virginia, LP, a Delaware limited partnership and the sole general partner of CNL Retirement MA3 Pennsylvania, LP, a Delaware limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of CNL Retirement MA3 Virginia, LP and CNL Retirement MA3 Pennsylvania, LP.

         GIVEN under my hand and seal this 19th day of March, 2003.


                                            Deborah J. Crouse
                                            -----------------------
                                            NOTARY PUBLIC



[Notarial Seal]

My Commission Expires: November 14, 2004

                                  EXHIBIT A-1-3



                                   EXHIBIT A-1

                          LEGAL DESCRIPTION FOR FAIRFAX

                                 DESCRIPTION OF
                                     PHASE 1
                              BEING A 40,34232 ACRE
                             PORTION OF THE LAND OF
                             COOK INLET REGION, INC.
                           (DEED BOOK 6382 PAGE 1930)
                               MT. VERNON DISTRICT
                            FAIRFAX COUNTY, VIRGINIA

--------------------------------------------------------------------------------

Beginning at a point in the easterly right-of-way line of Telegraph Road, Route #611.

         thence departing said right-of-way line of Telegraph Road, Route #611 and running with the southerly line of a parcel of land in the name of Spears (Deed Book 4638, Page 662) N 87o 39' 00" E, 622.00 feet to a point, thence with the easterly line of said Spears parcel and continuing with the easterly line of a parcel of land in the name of Black (Deed Book 3001, Page
485) N 04 09' 00" W, 631.93 feet to a point in the southerly line of a parcel of land in the name of Rose (Deed Book 6025, Page 1390),

         thence with said line of Rose and continuing with the other parcel in the name of Rose (Deed Book 2206, Page 120) N 64o 18' 00" E, 856.39 feet to a point, said point being a corner common to the United States of America (Fort Belvoir Military Reservation),

         thence with the westerly line of United States of America (Fort Belvoir Military Reservation) S 52o 18' 57" E. 984.50 feet to a point,

         thence departing said line of United States of America (Fort Belvoir Military Reservation) and running through the land of Cook Inlet Region, Inc. the following courses and distances: S 00o 42' 22" E, 324.02' to a point, thence S 44o 17' 38" W, 431.73 feet to a point,

         thence S 89o 17' 38" W. 195.83 feet to a point,

         thence S 00o 42' 22" E. 100.00 feet to a point,

         thence S 89o 17' 38" W. 75.00 feet to a point,

         thence N 00o 42' 22" W. 16.00 feet to a point,

         thence S 89o 17' 38" W. 310.00 feet to a point,

         thence N 45o 42' 22" W. 91.92 feet to a point,

         thence S 89o 17' 38" W. 38.80 feet to a point,

         thence S 00o 42' 22" E. 115.00 feet to a point,

         thence S 89o 17' 38" W. 394.15 feet to a point,

         thence S 18o 56' 02" E, 148.21 feet to a point,

         thence S 84o 39' 00" W, 117.90 feet to a point,

         thence with the arc of a curve to the right, having a radius of 200.00 feet, a chord bearing and chord of N 64o 21' 00" W, 206.02 feet, respectively, an arc distance of 216.42 feet to a point,

         thence N 33o 21' 00" W. 280.00 feet to a point,

         thence with the arc of a curve to the left having a radius of 200.00 feet, a chord bearing and chord of N 62o 51' 00" W, 196.97 feet, respectively, an arc distance of 205.95 feet to a point; and

         thence S 87o 39' 00" W, 175.00 feet to a point in the aforesaid easterly line of Telegraph Road, Route #611, (variable width);

         thence with said line of Telegraph Road, Route #611, (variable width) N 04o 01' 42" E, 100.62 feet to the point of beginning; containing 40.34232 acres of land.

LESS AND EXCEPT

(a) Area "A" containing 2,700 square feet, more or less and Area "B" containing 9,157 square feet, more or less dedicated to public street purposes in Deed Book 7073 at page 397, in the land records of Fairfax County, Virginia.

(b) 2,181 square feet, more or less convey to the Commonwealth of Virginia in Deed Book 10816 at page 1319 in the land records of Fairfax County, Virginia.

                                   EXHIBIT A-2


                        LEGAL DESCRIPTION FOR QUADRANGLE


PREMISES "A"

ALL THAT CERTAIN lot or piece of ground, Situate in Haverford Township, Delaware County, Pennsylvania, described in accordance with and shown on a certain Plan #8748, Sheet 1, dated July 14, 1983 prepared by SMC Martin Inc., Consulting Engineers and Land Surveyors, King of Prussia, Pennsylvania as follows, to wit:

BEGINNING at a spike set in the bed of Darby Road a corner of land now or late of Barry and Carol Hershone; thence extending through the bed of Darby Road the following nine courses and distances: (1) South 64 degrees 26 minutes 59 seconds East 314.75 feet to a point; (2) South 37 degrees 12 minutes 11 seconds East crossing Darby Road 252.73 feet to a corner of a stone wall; (3) South 49 degrees 56 minutes 19 seconds East recrossing Darby Road 270.86 feet to a point;
(4) South 50 degrees 09 minutes 47 seconds East 332.50 feet to a point; (5) South 51 degrees 04 minutes 54 seconds East 231.31 feet to a point; (6) South 62 degrees 33 minutes 17 seconds East 134.10 feet; (7) South 62 degrees 26 minutes 15 seconds East 260.25 feet to a point; (8) South 45 degrees 06 minutes 40 seconds East 237.37 feet to a point and (9) South 32 degrees 30 minutes 30 seconds East, 639.08 feet to a point in the Intersection of Darby and Marple Roads; thence along the title line of Marple Road the following three courses and distances: (1) South 74 degrees 31 minutes 06 seconds West 313.87 feet to a spike found;(2) South 72 degrees 28 minutes 25 seconds West 746.21 feet to a spike found; and (3) South 74 degrees 10 minutes 30 seconds West 294.13 feet to a spike found; thence leaving Marple Road; North 55 degrees 33 minutes 15 seconds West 377.69 feet to an iron pin found on line with land now or late of Haverford State Hospital; thence along said lands North 33 degrees 37 minutes 00 seconds East, 73.25 feet to a concrete monument found; thence still by same North 70 degrees 37 minutes 30 seconds West 574.21 feet to an iron pin passing over a concrete monument, 147.98 feet from the terminus of this line; still by same, North 70 degrees 48 minutes 31 seconds West 819.77 feet to a stone found; thence still by same; North 45 degrees 43 minutes 36 seconds 468.60 feet to a point on line with lands of aforementioned Barry and Carol Hershone; thence along said land the following nine courses and distances: (1) North 47 degrees 36 minutes 31 seconds East 337.23 feet to a point; (2) South 44 degrees 07 minutes 34 seconds East 60.55 feet to an iron pin found on the Easterly side of a certain stone wall; (3) along said wall North 34 degrees 07 minutes 31 seconds East 13.79 feet to an iron pin found; (4) still along said wall, North 46 degrees 03 minutes 11 seconds East 109.16 feet to an iron pin found; (5) still by same, North 53 degrees 27 minutes 31 seconds East 15.05 feet to an iron pin found; (6) leaving said wall, North 15 degrees 30 minutes 51 seconds East,
210.55 feet to an iron pin found; (7) North 12 degrees 37 minutes 59 seconds West 220.31 feet to a point; (8) North 10 degrees 37 minutes 01 seconds East
220.31  feet to a point;  and (9) North 44 degrees  41  minutes 01 seconds  East
240.73 feet to the point and place of BEGINNING.

PREMISES "B"

ALL THAT CERTAIN lot or parcel of land, Situated in the Township of Haverford, County of Delaware and Commonwealth of Pennsylvania as shown on a Plan of Survey and topography dated November 11, 1986, prepared by Chambers Associates, Inc., Centre Square, Pennsylvania bounded and described as follows, to wit:

BEGINNING at a point in the centerline of Darby Road (33' wide) widened to (50') as per Pennsylvania Department of Highways, a corner of Haverford State Hospital; thence extending along said centerline of Darby Road South 64 degrees 27 minutes 00 seconds East a distance of 105.85 feet to a point in the same; thence through the Southwesterly side of Darby Road and along lands of Linden Associates South 44 degrees 41 minutes 01 seconds West, a distance of 240.73 feet to a spike found; thence still along lands of Linden Associates the following eight courses and distances: (1) South 10 degrees 37 minutes 01 seconds West a distance of 220.31 feet to a spike found; thence (2) South 12 degrees 37 minutes 59 seconds East a distance of 220.31 feet to an iron pin found; thence (3) South 15 degrees 30 minutes 15 seconds West a distance of
210.55 feet to an iron pin found; thence (4) South 53 degrees 27 minutes 31 seconds West a distance of 15.05 feet to a point; thence (5) South 46 degrees 03 minutes 11 seconds West a distance of 103.06 feet to a point; thence (6) South 34 degrees 07 minutes 31 seconds West a distance of 13.79 feet to a point; thence (7) North 44 degrees 07 minutes 34 seconds West a distance of 60.55 feet to a point; thence (8) South 47 degrees 36 minutes 31 seconds West a distance of
337.23 feet to an iron pin found; a corner of the Haverford State Hospital; thence along the said lands the three following courses and distances: (1) North 49 degrees 38 minutes 04 seconds West a distance of 442.77 feet to a stone monument found; thence (2) North 45 degrees 37 minutes 00 seconds East a distance of 630.45 feet to a stone monument found; thence (3) North 44 degrees 40 minutes 28 seconds East a distance of 567.42 feet to the first mentioned point and place of BEGINNING.

BEING known as 3300 Darby Road, Haverford, Pennsylvania.

BEING the same premises which Host Marriott Corporation, a Delaware corporation by Quit Claim Deed dated 3/26/1998 and recorded 4/24/1998 in the County of Delaware in Volume 1708 page 730, granted and conveyed unto Marriott Continuing Care Inc., in fee.

                                   Schedule 1
                          Outstanding Quadrangle Bonds

                                                                                                      3/26/2003
                                                                               Plan                  Refundable
      LAST NAME              FIRST NAME           ENTRY DATE 1                 Type                     Bond


--------------------------------------------------------------------------------------------------------------------
ABBOLONE              ALBERT , ELIZ.            6/29/1989         90% Refundable                         136,080.00
ABBOTT                CATHERINE                 6/22/1989         Declining Balance Refund                        -
ABBOTT                RUTH                      6/29/1989         Declining Balance Refund                        -
Abraham               Gerald                    11/15/2002        Declining Balance Refund               114,400.00
Abrahms               William                   7/8/1999          90% Refundable                         125,100.00
ADAMS                 SHIRLEY                   11/26/1989        Declining Balance Refund                        -
ADAMSON               ROBERT,SARAH              4/1/1997          90% Refundable                         218,700.00
ALBER                 HOWARD, ELAINE            1/24/1991         Modified 90% Refundable                 92,655.00
ALBERTSON             ELIZABETH                 10/13/1989        Declining Balance Refund                        -
ALDERFER              LUCETTA                   10/5/1998         90% Refundable                         229,410.00
ALLEN                 CHARLOTTE, MAR            8/30/1989         Declining Balance Refund                        -
ANDERSON              EUGENE,ANN                6/9/1998          90% Refundable                         229,410.00
ANTONELLI             FLORENCE                  11/15/1989        90% Refundable                         151,110.00
Appel                 John, Marian              2/17/2001         90% Refundable                         236,700.00
ASENSIO               MANUEL, ALISA             9/21/1989         90% Refundable                         127,575.00
ATKINSON              DORIS                     8/12/1989         Declining Balance Refund                        -
Auslander             Albert                    3/1/2002          Declining Balance Refund                56,400.00
Austin                Janet                     4/27/2000         Declining Balance Refund                26,500.00
BARBOUR               HAROLD, ISABEL            8/31/1990         Modified 90% Refundable                103,680.00
BARKER                EARL                      7/25/1989         90% Refundable                         136,080.00
BARTELS               ANNE MARIE                9/12/1997         Modified 90% Refundable                107,100.00
BAXTER                ALLEN , JUDITH            6/22/1989         90% Refundable                         127,575.00
Bechtold              Charles                   9/14/2000         90% Refundable                         183,510.00
BENEDICT              MARY                      6/30/1991         Modified 90% Refundable                 65,655.00
BERG                  RUTH                      6/29/1989         90% Refundable                          74,300.00
BERMAN                BERTHA                    1/16/1994         Declining Balance Refund                        -
BERSEY                DOROTHY                   11/26/1989        90% Refundable                         143,910.00
BETNER                THOMAS, HARRIET           8/8/1989          Modified 90% Refundable                 75,600.00
BIGONEY               CATHERINE                 7/10/1993         90% Refundable                         162,000.00
BISKIND               ROSALIND                  6/26/1998         Modified 90% Refundable                135,360.00
BLACK                 MARGUERITE                5/24/1991         90% Refundable                         153,810.00
BLASCO                PETER, HELEN              6/19/1990         90% Refundable                         153,810.00
BOHLEN                BETTY                     1/31/1994         Declining Balance Refund                        -
BOND                  DOROTHY                   6/1/1998          Declining Balance Refund                        -
Borden                Sydnor & Kathar           7/7/2000          90% Refundable                         198,000.00
Borish                Annette                   6/1/2002          90% Refundable                         198,000.00
Bowen                 Thales & Sally            6/1/1999          Declining Balance Refund                39,400.00
Boyajian              Elizabeth                 9/22/2000         Declining Balance Refund                56,400.00
BOYER                 MARJORIE                  7/25/1993         90% Refundable                         112,500.00
BOYER                 VINCENT, ETHEL            12/5/1995         90% Refundable                         169,740.00
BRETT                 GERTRUDE                  6/11/1989         90% Refundable                         180,270.00
BROADBELT             RUTH                      8/30/1989         90% Refundable                         108,810.00
BROWN                 ALICE                     3/5/1994          90% Refundable                                  -
Bryne & Greene        Janet & Claire            12/29/1999        Declining Balance Refund                31,600.00
BUERK                 MINERVA                   9/11/1994         Modified 90% Refundable                103,680.00
BURGER                ELIZABETH                 7/1/1997          90% Refundable                         121,500.00
BURKE                 JAMES, MURIEL             10/28/1991        90% Refundable                         225,720.00
BUTTERFIELD           MARGARET                  11/1/1995         Declining Balance Refund                        -
CAMERA                ROBERT, HELEN             12/22/1994        90% Refundable                         169,740.00
CAMP                  WM. , KATHERIN            11/4/1989         90% Refundable                         183,150.00
CAMPBELL              ROSE                      8/25/1998         Modified 90% Refundable                 75,060.00
CANTOR                ELSA                      10/20/1989        90% Refundable                          76,500.00
CANTOR                MILLIE                    6/1/1997          90% Refundable                         175,050.00
CAPLAN                BERTHA                    4/17/1998         90% Refundable                         183,510.00
CAREY                 EMILY                     9/20/1996         90% Refundable                         218,700.00
Carey                 Carol & Joan              4/1/2000          Declining Balance Refund                26,500.00
CARSON                EDWARD, ELIZAB            11/4/1990         90% Refundable                         153,810.00
CHERNOCK              MORRIS                    10/9/1995         Modified 90% Refundable                 70,740.00
Cherpack              Margaret                  7/8/1999          90% Refundable                         225,270.00
CHLETCOS              THERESA                   8/31/1998         Declining Balance Refund                        -
Chung                 An-Min                    4/1/2000          Declining Balance Refund                33,000.00
Cohen                 Lester, Selma             7/1/2002          Modified 90% Refundable                130,500.00
COHEN                 MILTON, ROWNA             2/7/1990          Modified 90% Refundable                127,260.00
COHEN                 WILLIAM, ESTHER           7/28/1998         Declining Balance Refund                        -
COLE                  MARSHALL, BERT            1/23/1990         90% Refundable                                  -
Colwell               Louise                    1/3/2003          90% Refundable                         198,000.00
CONLY                 RICHARD, KARLA            6/1/1998          90% Refundable                         183,150.00
COPELAND              THEODORE                  4/26/1996         90% Refundable                         174,420.00
Coppock               Harold                    12/1/1999         90% Refundable                         125,100.00
CORBIT                DORORTHY                  3/17/1998         90% Refundable                         183,510.00
COREN                 BERTRAM, OLGA             4/1/1995          Declining Balance Refund                        -
CORMENY               LUCILLE                   8/16/1989         90% Refundable                         143,910.00
CORMIER               FRANCES                   9/21/1990         90% Refundable                         125,100.00
CORNOG                WILLIAM, RUTH             5/2/1993          90% Refundable                                  -
COX                   WM., NANCY                8/31/1990         Modified 90% Refundable                110,340.00
COZENS                INEZ                      7/30/1996         Declining Balance Refund                        -
CRANE                 ALICE                     7/14/1990         90% Refundable                         153,810.00
CRAWFORD              FRAZIER, MARCI            7/18/1994         90% Refundable                         174,420.00
CRAWFORD              HILLMAN                   8/19/1989         Modified 90% Refundable                 65,655.00
CUMBY                 WILLIAM                   6/19/1991         90% Refundable                         108,810.00
CURRAN                NELSON, HELEN             12/22/1990        Modified 90% Refundable                110,655.00
Dabney                Henrietta                 2/3/2003                                                          -
DASENBROCK            HENRY, MARY               1/2/1990          90% Refundable                         212,760.00
Davidson              Jay, Claire               8/1/2001          Declining Balance Refund                89,400.00
DAVIS                 LOUISE                    12/22/1989        90% Refundable                         143,910.00
Davy                  Michael                   12/16/1999        Declining Balance Refund                18,800.00
Day                   Nancy                     10/1/2002         90% Refundable                         207,000.00
deLAGUNA              FREDERICA                 2/1/1996          90% Refundable                         169,740.00
deLUCA                EUGENE                    9/21/1989         90% Refundable                         183,150.00
deLUCA                HENRY                     11/16/1991        Modified 90% Refundable                         -
DeMasi                Marie                     6/14/2002         90% Refundable                         125,100.00
DENIS                 REID, ELIZ.               2/22/1990         Modified 90% Refundable                         -
Denny                 MARY                      9/18/2002         90% Refundable                         236,700.00
DENTON                JACKSON                   8/12/1989         Modified 90% Refundable                 86,355.00
DEREVERE              ELIZABETH                 2/1/1997          90% Refundable                         178,200.00
DEULL                 IDA                       9/28/1995         Modified 90% Refundable                 70,740.00
DICKEY                PARKE, JANET              6/26/1994         90% Refundable                         212,130.00
DIELHENN              ANNE                      9/29/1989         90% Refundable                         143,910.00
DIETZ                 LOUIS                     8/30/1993         90% Refundable                         166,500.00
Dodge                 Murray, Margare           6/8/2001          Declining Balance Refund                99,600.00
DOHAN                 MARIE                     6/1/1998          90% Refundable                         225,270.00
Dolid                 Norman                    8/15/2000         90% Refundable                         180,270.00
Dowd                  Donald                    2/28/2002         Declining Balance Refund                56,400.00
DRAFFIN               CECILIA                   10/1/1996         90% Refundable                         169,740.00
Dubner                Reba                      4/19/2001         Modified 90% Refundable                121,500.00
DUGAN                 ANN                       2/3/1990          90% Refundable                         191,610.00
Dunn                  Bernard, Ruth             10/27/2000        Declining Balance Refund                37,600.00
DUR                   CHARLES,HELEN             5/22/1996         90% Refundable                         169,740.00
Dyer                  Richard                   12/1/2002         90% Refundable                         207,000.00
DYKSTRA               Franz                     10/31/1997        90% Refundable                         183,510.00
EDDY                  DONALD , EDITH            8/5/1989          90% Refundable                                  -
EDWARDS               G. ROGER                  11/19/1989        Modified 90% Refundable                 65,655.00
Ehrenberg             Gustave,Roberta           1/15/2002         90% Refundable                         207,000.00
Eisenberg             Bertha                    4/1/2000          Declining Balance Refund                26,100.00
Ellis                 Sydney & Marian           2/15/2000         90% Refundable                         180,270.00
EMLEN                 WOODRUFF, ELIZ            12/18/1989        Modified 90% Refundable                136,890.00
Emont                 Milton & Mariet           2/3/1999          Declining Balance Refund                        -
ERICKSON              RALPH                     5/20/1996         Declining Balance Refund                        -
ERSLEV                ALLEN , ELIZ.             9/14/1989         90% Refundable                         172,530.00
EVANS                 ANN                       8/11/1998         Declining Balance Refund                        -
EWALT                 JAMES, ANNA               9/12/1995         90% Refundable                         169,740.00
Fabry                 Magda                     1/25/2002         90% Refundable                         198,000.00
FAIRBANKS             MARY                      3/1/1995          90% Refundable                         117,810.00
Fairbanks             Jean                      5/3/1999          Modified 90% Refundable                 75,060.00
Felix                 Jane                      6/5/2001          Declining Balance Refund                56,400.00
FETTER                THEODORE,SARAH            9/24/1997         90% Refundable                         222,750.00
FINNELL               MARGARET                  11/1/2001         Declining Balance Refund                85,800.00
Fisher                Katherine                 8/1/2002          90% Refundable                         236,700.00
Foa                   Bruno & Lisa              4/2/1999          90% Refundable                         225,270.00
FOGEL                 WILLIAM, GRACE            1/31/1992         Declining Balance Refund                        -
Forster               Evelyn                    5/8/2002          90% Refundable                         198,000.00
FRIDY                 CHARLES, MARY             1/5/1990          90% Refundable                         143,910.00
Friedman              Alfred, Sarah             3/1/2003                                                          -
FUNK                  ELMER, MARTHA             2/11/1990         Modified 90% Refundable                150,993.00
GALBRAITH             GUILFORD                  1/27/1990         90% Refundable                         125,100.00
GARRISON              ELIZABETH                 6/19/1998         Modified 90% Refundable                110,340.00
Gaster                Amalie                    10/6/1999         90% Refundable                         125,100.00
GAUMER                ELIZABETH                 6/26/1989         90% Refundable                         127,575.00
Gaw                   Mary                      3/1/1999          90% Refundable                         125,100.00
Gerson                Rudy                      12/1/2000         90% Refundable                         225,270.00
GIDDINGS              MOIRA                     8/5/1989          90% Refundable                         143,910.00
GILL                  LEWIS, MARY               9/25/1990         90% Refundable                         225,270.00
Gindele               Helen                     11/15/2000        Declining Balance Refund                37,600.00
Glanz                 Anne                      8/23/2002         90% Refundable                         198,000.00
GLUCK                 SIMON                     7/30/1998         90% Refundable                         180,270.00
Goddard-Rhoads        K.                        6/22/1989         90% Refundable                         159,300.00
GOLDBERG              SARAH W.                  9/3/1992          90% Refundable                         153,810.00
GOLDHAFT              TEVIS, PHYLLIS            1/12/1990         Modified 90% Refundable                103,680.00
Goldstein             Lillian                   6/2/1999          90% Refundable                                  -
GOODENOUGH            WARD                      10/21/1996        90% Refundable                         175,050.00
GOTTLIEB              MELVIN,GOLDA              5/8/1997          Modified 90% Refundable                         -
GOUGE                 CYRGNA                    7/1/1996          90% Refundable                         212,130.00
GRAHAM                MARY                      10/24/1990        Modified 90% Refundable                 65,655.00
Graitcer              Helen                     7/29/1999         90% Refundable                         180,270.00
GREENBAUM             ESTHER                    10/2/1990         90% Refundable                         108,810.00
GRIMES                ELIZABETH                 3/30/1991         Modified 90% Refundable                110,655.00
GRISWOLD              JOYCE                     11/22/1989        90% Refundable                         143,910.00
GROSJEAN              PRISCILLA                 10/24/1989        90% Refundable                                  -
Gross                 Rose                      6/18/2002         Declining Balance Refund                75,200.00
GROSS                 MORRIS, ANN               10/2/1990         Modified 90% Refundable                110,655.00
GROSSMAN              HELEN                     5/31/1996         90% Refundable                         117,810.00
HAHN                  ANNE                      7/1/1997          Declining Balance Refund                        -
HALLET                Alice                     9/29/1989         Declining Balance Refund                        -
Hankey                Alice                     1/1/2002          90% Refundable                         236,700.00
Harris                Susanna                   11/1/2002         90% Refundable                         198,000.00
HARRIS                DOROTHEA                  9/8/1998          90% Refundable                         180,270.00
Harrison              Diana                     7/1/2001          Declining Balance Refund                56,400.00
HASSE                 DOROTHY                   9/9/1998          Modified 90% Refundable                         -
HAUPT                 IRWIN (BUD), C            8/5/1989          90% Refundable                         149,445.00
Hayes                 Barbara                   10/28/2002        Declining Balance Refund               132,800.00
HEIDER                MAYNARD , MARC            7/25/1989         90% Refundable                         125,100.00
Heller                Miriam                    9/1/2000          Declining Balance Refund                52,200.00
HELVERSON             ANNA                      2/7/1990          90% Refundable                         143,910.00
HENLE                 JANE                      10/13/1989        Declining Balance Refund                        -
HENLE                 MARY                      10/13/1989        Declining Balance Refund                        -
Heppe                 Marcellus & Bet           4/13/1999         90% Refundable                         180,270.00
HERALD                ELIZABETH                 8/22/1996         Declining Balance Refund                        -
HERLINGER             HANS                      3/1/1998          Declining Balance Refund                        -
HERR                  GALEN, HARRIET            2/4/1992          Modified 90% Refundable                136,890.00
HERTING               E. DYSON, CARO            4/3/1994          Declining Balance Refund                        -
HESS, MCKAY           BERNICE, ELEAN            6/22/1989         Declining Balance Refund                        -
HEWITT                JAMES , IDA               7/14/1989         Declining Balance Refund                        -
Heyman                Henry & Hannah            1/14/2000         Declining Balance Refund                31,600.00
HICKMAN               MARGARET                  12/3/1989         90% Refundable                         136,080.00
Hill/Starr            Elizabeth/Martha          7/15/2002         90% Refundable                         207,000.00
HIRSTIUS              MARY                      3/16/1990         Modified 90% Refundable                 92,655.00
HOBBS                 ALBERT, RUTH              9/29/1990         Modified 90% Refundable                 92,655.00
HODGE                 Gordon, Anna              8/5/1996          Modified 90% Refundable                103,680.00
Hoennigswald          Henry                     3/1/2002          90% Refundable                         198,000.00
HOFFMAN               HOWARD, ALICE             5/13/1996         Modified 90% Refundable                108,450.00
HOGG                  JOSEPH                    10/1/1997         90% Refundable                         175,050.00
HONIG                 RICK , JOAN               9/3/1989          90% Refundable                         153,810.00
HOOD                  VIRGINIA, DORO            10/31/1989        90% Refundable                                  -
HOPF                  CLARISSA                  2/25/1990         90% Refundable                         153,810.00
HUBER                 CARL, MABEL               6/4/1989          Declining Balance Refund                        -
HUNTER                HOLLAND, HELEN            6/15/1995         90% Refundable                         216,000.00
HUNTER                ELIZABETH                 11/8/1989         Modified 90% Refundable                 65,655.00
HUNTER                ROBERT, ELIZAB            11/8/1990         Modified 90% Refundable                107,000.00
Hurtubise             Wayne, Angela             4/1/2001          90% Refundable                         294,300.00
HUTCHINSON            ROBERT,MARY               7/21/1997         90% Refundable                         218,700.00
HYDE                  OLGA                      8/23/1992         90% Refundable                         151,110.00
Hyman                 Harold/Marie              8/1/2002          Modified 90% Refundable                130,500.00
IRVING                JEAN                      9/29/1989         Declining Balance Refund                        -
JACKSON               RAY                       2/15/1991         Modified 90% Refundable                 92,655.00
JENNINGS              OLIVE                     9/10/1993         90% Refundable                         174,420.00
Johnson               James & Jane              2/1/1999          Declining Balance Refund                        -
JOHNSTON              ROBERT, MARGAR            9/25/1992         Modified 90% Refundable                150,993.00
Johnston              Betty                     1/12/2000         Declining Balance Refund                26,500.00
JONES                 AGNES, LOUIS (            8/12/1989         90% Refundable                         153,810.00
JONES                 P. ALAN, EMILY            9/3/1992          90% Refundable                         180,270.00
JORDAN                NANCY                     10/28/1989        90% Refundable                          76,500.00
JORDEN                ELEANOR                   11/4/1990         90% Refundable                         183,150.00
JOSEPHS               JESS, MARGARET            4/3/1990          Modified 90% Refundable                136,890.00
KAHN                  WILLIAN,VICTORI           10/8/2001         90% Refundable                         294,300.00
Kaiserian             Sara                      11/16/2000        90% Refundable                         180,270.00
KANAVY                ROSEMARY                  12/1/1997         Modified 90% Refundable                         -
KAPLAN                RUTH                      12/18/1993        Modified 90% Refundable                         -
Karr                  Sylvia                    11/1/2000         90% Refundable                         180,270.00
Katz                  Herbert                   2/15/1999         Declining Balance Refund                        -
KEE                   HOWARD                    1/22/1996         90% Refundable                         169,740.00
KEEFER                GEORGE,CAMERON            2/1/1997          90% Refundable                         252,900.00
Keetz                 MARY                      8/1/2002          90% Refundable                         198,000.00
Keiser                Morton                    10/23/2000        90% Refundable                         183,510.00
KEITH                 FREDERICK, SID            10/17/1992        Declining Balance Refund                        -
KEMPTON               EDGAR, WINIFRE            5/17/1990         Modified 90% Refundable                114,966.00
KINGKADE              WILLIAM , MARY            6/11/1989         90% Refundable                         183,150.00
KIRSHNER              ESTELLE                   9/22/1991         90% Refundable                         153,810.00
KLOTHEN               IRVING,MIRIAM             10/15/1997        Modified 90% Refundable                134,550.00
KNAUER                GEORGE                    6/19/1996         90% Refundable                         169,740.00
KNIGHT                JOSEPH                    9/3/1989          Modified 90% Refundable                 67,455.00
Koelle                Winifred                  11/15/1999        90% Refundable                         225,270.00
KOENIGSBURG           SAMUEL                    12/14/1993        Modified 90% Refundable                103,680.00
KOONS                 VIOLETTE                  9/4/2001          90% Refundable                         236,700.00
Kornblum/Lauter       Seymor, Geraldine         6/19/2002         Declining Balance Refund               114,400.00
KREITLER              DAVID , EDITH             6/15/1989         90% Refundable                         172,530.00
LAWSER                HELEN                     9/29/1989         90% Refundable                         136,080.00
Lawton                Fay                       11/25/2000        90% Refundable                         183,510.00
Leeds                 Francys                   2/15/2001         90% Refundable                         198,000.00
LEHMAN                GEORGE,MARGARET           7/1/1997          90% Refundable                         178,200.00
LEHNER                JOSEPH                    6/9/1997          90% Refundable                         178,200.00
LEO                   VIRGINIA                  6/7/1989          90% Refundable                         136,080.00
LEOPOLD               EDITH, ROBERT             9/14/1989         90% Refundable                         159,300.00
Leutheuser            Margaret                  3/1/2003          90% Refundable                         198,000.00
LEVANTINE             LEO                       6/10/1998         90% Refundable                                  -
LEVINE                LAWRENCE, JANE            9/18/1989         90% Refundable                         136,080.00
Levinson              Bernard, Judith           7/1/2002          90% Refundable                         236,700.00
Lewis                 Muriel                    11/29/2000        Declining Balance Refund                66,000.00
Liebman               Paul, Kathryn             5/29/2001         Modified 90% Refundable                121,500.00
Lindenmeyr            Robert & Rosali           4/28/1999         90% Refundable                         183,510.00
Lippincott            Mather, Margare           9/15/2000         Declining Balance Refund                52,200.00
Littleton             John, Cecily              4/15/2002         Declining Balance Refund                99,600.00
LLOYD                 H. GATES                  4/3/1994          90% Refundable                         125,100.00
LOGAN                 EVELYN                    10/6/1989         90% Refundable                         143,910.00
Loos                  Gordon & Marily           12/1/1999         90% Refundable                         183,510.00
LUNDGREN              ALBIN,PAULINE             9/4/1998          Declining Balance Refund                        -
MACDOUGAL             THOMAS, LORNA             3/1/1995          Declining Balance Refund                        -
MACKLIN               MARY ELIZ                 5/21/1991         90% Refundable                                  -
Magaziner             Richard & Irene           5/1/1999          90% Refundable                         260,460.00
MAGENNIS              IDA                       8/5/1989          Modified 90% Refundable                 67,455.00
MALLON                JEROME, HELEN             3/5/1994          90% Refundable                         218,700.00
MANGINI               AUDREY                    11/4/1993         90% Refundable                         117,810.00
MARSHALL              JULIAN,HENRIETT           3/4/1996          Declining Balance Refund                        -
MARTIN                OLIVER , ELLEN            7/25/1989         Modified 90% Refundable                 84,555.00
May                   Robert & Joan             1/20/1999         Declining Balance Refund                        -
MCCALL                HOWARD                    12/1/1997         90% Refundable                         121,500.00
MCCORMICK             VIRGINIA                  9/1/1996          90% Refundable                         112,050.00
MEAGER                ANTONY                    9/3/1994          Declining Balance Refund                        -
Mein                  Stewart, Eda              11/15/2002        90% Refundable                         198,000.00
Menkin                Arthur, Rosemar           10/24/2000        90% Refundable                         125,100.00
Menkin                Charlene                  9/10/2001         Declining Balance Refund                84,600.00
MERRILL               ARTHUR                    7/10/1989         90% Refundable                         136,080.00
MERTZ                 EVELYN                    7/3/1991          Modified 90% Refundable                 65,655.00
Miller                Geraldine                 7/12/2001         90% Refundable                         198,000.00
MILLER                CLEMENTINE                11/7/1992         Modified 90% Refundable                 67,500.00
MILLER                CORNELIUS, JAN            7/14/1989         Declining Balance Refund                        -
MILLER                WILLIAM, JOSEP            6/4/1989          Declining Balance Refund                        -
MINDLIN               ROLAND                    11/12/1994        90% Refundable                         169,740.00
Mitchell              Betty                     3/28/2002         90% Refundable                         207,000.00
MOORE                 BEN, MARGOT               11/29/1992        Declining Balance Refund                        -
MUELLER               FREDERICK                 7/27/1998         Declining Balance Refund                        -
MURPHY                FRANCIS, GRACE            4/21/1990         Modified 90% Refundable                         -
MURPHY                THOMAS , EVA              7/17/1989         Modified 90% Refundable                 86,355.00
NEMIR                 HELEN                     9/16/1996         Modified 90% Refundable                127,260.00
NEUMANN               SYLVIA                    8/23/1990         Modified 90% Refundable                 92,655.00
NUTE                  ELIZABETH                 11/22/1989        Declining Balance Refund                        -
NUTE                  WILLIAM                   11/22/1989        Declining Balance Refund                        -
NUTT                  JAMES, MARGARE            4/21/1994         Declining Balance Refund                        -
OKIN                  AARON,TESSIE              9/30/1997         Declining Balance Refund                        -
OLDACH                FREDERICA                 5/24/1990         90% Refundable                         136,080.00
ONEIL                 MARGHRITA(PEG)            12/3/1989         Declining Balance Refund                        -
Oppenheimer           Inge                      2/1/2001          90% Refundable                         198,000.00
OXTOBY                JEAN, JOHN                11/4/1989         90% Refundable                         153,810.00
PARRY                 HENRY , LUCILL            7/10/1989         90% Refundable                         127,575.00
PEARLSTINE            RAYMOND, GLADY            1/9/1992          90% Refundable                         191,610.00
PENNOCK               ROLAND , HELEN            8/27/1989         Declining Balance Refund                        -
Perchonock            Dorothy                   1/9/2002          90% Refundable                         207,000.00
PETTIBONE             GEORGE                    10/28/1989        90% Refundable                         102,668.00
Philips               Henry, Vivian             3/1/2002          90% Refundable                         294,300.00
Phillips              Steven,Elizabet           5/7/2001          Declining Balance Refund                66,400.00
PIERSON               FRANK , RITA              8/5/1989          90% Refundable                         183,150.00
PIERSON               ETHEL                     8/5/1989          Declining Balance Refund                        -
PIPER                 JOHN , RUTH               8/19/1989         90% Refundable                         183,150.00
PITT                  SELDEN, ALICE             7/28/1989         Declining Balance Refund                        -
PLOWMAN               FRANCIS, ELIZ.            1/16/1990         90% Refundable                         153,810.00
POLAND                MABEL                     2/3/1993          90% Refundable                         166,500.00
POLGAR                GEORGE,TULU               4/14/1997         Declining Balance Refund                        -
Porter                Sally                     10/6/2000         90% Refundable                         183,510.00
PORTER                FRANKLIN, MARY            6/18/1993         Declining Balance Refund                        -
POST                  ROBERT, ELIZ.             12/3/1989         Declining Balance Refund                        -
PRATT                 NATALIE                   9/3/1989          90% Refundable                                  -
PRICE                 CHARLES, ANNE             11/5/1991         90% Refundable                         228,150.00
PROWLER               MILLARD                   8/5/1998          90% Refundable                         180,270.00
PURVES                LOUISE                    12/22/1989        Modified 90% Refundable                 65,655.00
RADZINOWICZ           LADY                      8/8/1997          Modified 90% Refundable                112,050.00
Raff                  Morton, Miriam            3/1/2001          90% Refundable                         252,000.00
RAICH                 SELMA                     5/15/1998         90% Refundable                         125,100.00
RALSTON               EDGAR, MARY               9/29/1989         90% Refundable                                  -
RALSTON               JEAN                      6/17/1997         90% Refundable                         121,500.00
Rauch/Stadlen         Marvin, Florence          11/4/2002         90% Refundable                         236,700.00
REDDIN                LOIS                      6/15/1989         Declining Balance Refund                        -
RICHARDSON            JAMES, JEAN               10/20/1989        90% Refundable                         172,530.00
Rin                   Shifra                    5/15/2000         90% Refundable                         198,000.00
Ritchie               Charles                   3/15/2002         90% Refundable                         198,000.00
RITZ                  ARTHUR                    12/11/1995        Declining Balance Refund                        -
RITZ                  HOPE                      9/29/1995         Declining Balance Refund                        -
Roberts               Nancy                     7/19/2001         90% Refundable                         198,000.00
Roehr                 Grace                     3/23/2001         90% Refundable                         125,100.00
ROELOFFS              ROBERT , MARY             8/5/1989          Declining Balance Refund                        -
ROETZER               ALFRED, THURNE            6/4/1989          Declining Balance Refund                        -
Rolnick               Harry, Norma              5/28/2001         90% Refundable                         207,000.00
ROSEMAN               EVELYN                    10/30/2001        Declining Balance Refund                85,800.00
ROSENBAUM             GAYE                      9/14/1989         90% Refundable                         108,810.00
ROSENMAN              SANFORD, DORIS            12/27/1995        90% Refundable                         169,740.00
ROSENSTEIN            LOUIS, NATALIE            5/23/1992         Modified 90% Refundable                110,655.00
ROTHROCK              DAVID, MARY               11/15/1990        90% Refundable                         151,110.00
SAYRE                 ROBERT, LUCY              2/25/1994         90% Refundable                         254,520.00
Schaefer              William, Marjor           9/15/2000         Declining Balance Refund                        -
Schaffer              Sarah                     3/30/2001         90% Refundable                                  -
SCHAFFER              MAY                       2/18/1990         Modified 90% Refundable                 65,655.00
Schatz                Sayre & Letta             7/15/2000         Declining Balance Refund                66,000.00
SCHMIDT               HELEN                     11/1/1995         90% Refundable                         169,740.00
SCHMIDT               BETTY                     3/17/1998         Declining Balance Refund                        -
Schneider             Edna                      5/21/1999         90% Refundable                         180,270.00
Schneider             Eugene & Beatri           10/5/1999         90% Refundable                         183,510.00
Schrot                Gertrude                  12/1/2002         Declining Balance Refund               119,200.00
SCHWABE               CALVIN,GWENDOW            3/3/1998          90% Refundable                         281,700.00
Scott                 Charles, Dora             2/10/2001         90% Refundable                         180,270.00
Scott                 Isadore & Joan            4/1/2000          90% Refundable                         225,270.00
Scott                 Roger & Eleanor           1/17/2000         Modified 90% Refundable                135,360.00
SCRIBNER              FRANCISE                  11/26/1996        90% Refundable                         121,500.00
Seidle                Joseph, Bernice           8/1/2002          90% Refundable                         207,000.00
SELDIN                DORIS                     9/1/1998          90% Refundable                         225,270.00
Semes                 Pauline                   12/18/2002        Modified 90% Refundable                 75,600.00
SEYBOLD               JOHN , GERTRUD            8/5/1989          90% Refundable                         159,300.00
SHAFFER               EARL, DOROTHY             12/3/1993         Modified 90% Refundable                127,260.00
SHAPIRO               SIDNEY                    4/3/1991          Modified 90% Refundable                 67,500.00
SHAW                  WALTER, ELIZ.             6/7/1989          Declining Balance Refund                        -
SHELLENBERG           JEAN                      7/28/1989         90% Refundable                         159,300.00
SHENKIN               HENRY , RENEE             7/3/1989          90% Refundable                         159,300.00
SHERR                 RUBY                      12/25/1997        Modified 90% Refundable                107,100.00
Shober                Helen                     1/1/2002          90% Refundable                         236,700.00
Shortlidge            Doris & Joseph            7/17/2000         90% Refundable                         180,270.00
SIDENBERG             REBA                      8/1/1990          90% Refundable                         153,810.00
Silverman             Albert                    4/19/1999         Declining Balance Refund                        -
SIMON                 ELLEN                     2/12/1998         Modified 90% Refundable                         -
SIMPSON               PHYLLIS                   9/21/1990         Modified 90% Refundable                 90,675.00
Sinclair              Arthur                    8/7/2001          90% Refundable                         198,000.00
SLOAN                 PAULINE                   7/28/1989         Declining Balance Refund                        -
SMITH                 JANICE                    12/27/1996        90% Refundable                                  -
SMITH                 JOHN , MARY               6/4/1989          Declining Balance Refund                        -
SMITH                 LOIS                      8/9/1994          Declining Balance Refund                        -
Snopkowski            Daniel                    5/12/2001         90% Refundable                         207,000.00
Sokoloff              Adrienne                  11/15/1999        Declining Balance Refund                26,500.00
Solomon               Sylvia                    6/1/2002          90% Refundable                         125,100.00
SOLOMON               BEATRICE                  6/9/1995          Modified 90% Refundable                 70,740.00
Solomons              Miriam                    8/29/2000         90% Refundable                         225,270.00
SOLOW                 ABRAHAM                   9/5/2001          90% Refundable                         198,000.00
SOMMER                EDWARD,VIRGINIA           11/1/1997         90% Refundable                         218,700.00
SPINGARN              EDWIN , RUTH              6/4/1989          Declining Balance Refund                        -
ST. CLAIRE            ELBERT, JEAN              10/17/1992        Modified 90% Refundable                103,500.00
STAGER                DONALD                    9/13/2001         Modified 90% Refundable                 75,600.00
Stambrook             Lily                      3/15/2000         Declining Balance Refund                26,500.00
STARR                 FREDERICK, FRA            4/6/1992          90% Refundable                         191,610.00
Stavis                Esther                    7/28/1995         Modified 90% Refundable                 70,740.00
STEELE                JOSEPH, MARTHA            11/12/1994        Declining Balance Refund                        -
STEERE                DOUGLAS, DOROT            8/5/1989          90% Refundable                                  -
STEVENSON             MARGARET                  4/3/1990          90% Refundable                         212,760.00
Stiller               Joy                       8/26/1999         Modified 90% Refundable                135,360.00
STOLLEY               ROSALIE                   8/19/1989         Modified 90% Refundable                 86,355.00
Stone                 Peggy                     4/6/2001          Declining Balance Refund                37,600.00
STRADLEY              CATHERINE                 2/3/1990          90% Refundable                         191,610.00
STROUD                STAN, MARJORIE            3/5/1990          90% Refundable                         228,150.00
SUGGS                 LAURA                     12/1/1996         90% Refundable                                  -
Sun                   Wellington, Bar           6/7/2001          Declining Balance Refund                85,800.00
SUTTON                ELOISE                    10/19/2001        90% Refundable                         236,700.00
SZABAD                GEORGE , SHIRL            6/29/1989         90% Refundable                         245,160.00
Talucci               Louise                    2/1/2003          90% Refundable                         236,700.00
Tarlow                Ellen                     3/21/2000         Declining Balance Refund                18,800.00
Tarnoff               Fleur                     1/2/1999          90% Refundable                         183,510.00
THOMAS                WILLIAM, MILDRE           6/5/1995          90% Refundable                         229,410.00
THOMSON               RICHARD, CLARI            11/19/1993        90% Refundable                         212,130.00
TOMPANE               ALBERT                    7/6/1992          Modified 90% Refundable                 67,500.00
Tose                  Florence                  9/29/2000         90% Refundable                         225,270.00
TRAVIS                W. LENNIG, DOR            8/1/1989          90% Refundable                                  -
TRIPP                 REED, JANEANN             8/30/1989         90% Refundable                         169,740.00
TROBE                 JACOB, ADELE              12/14/1993        Declining Balance Refund                        -
TRONCELLITI           MARIO,KATHRYN             2/7/1996          90% Refundable                                  -
TUBBS                 MARION PAYNE              10/20/1993        90% Refundable                         169,740.00
TYRE                  JANET                     10/21/1998        Modified 90% Refundable                135,360.00
UNTERBERGER           THEODORA                  9/25/1991         Modified 90% Refundable                110,655.00
Urban                 Linwood, Ann              1/1/2002          Declining Balance Refund                99,600.00
Vasco                 Gerhard                   9/1/2002          Declining Balance Refund               119,200.00
VICTOR                TRUDY                     10/31/1992        Modified 90% Refundable                 99,000.00
VONLAUE               HILDEGARDE                1/2/1990          90% Refundable                         127,575.00
WAGNER                MORRISE                   11/12/1990        90% Refundable                         153,810.00
Waldron               William                   5/1/2001          90% Refundable                         125,100.00
WALKER                RUTH                      11/8/1989         90% Refundable                         153,810.00
WALLACE               FRANK                     9/21/1989         Modified 90% Refundable                110,655.00
WARREN                REID , MARION             7/28/1989         Modified 90% Refundable                 86,355.00
Weidman               Kathryn                   1/20/2001         90% Refundable                         180,270.00
Weiner                Charles,Emily             5/14/2002         90% Refundable                         198,000.00
Weinstock             Jerome & Marily           12/20/2000        90% Refundable                         180,270.00
Weir                  Martha                    6/14/2000         Declining Balance Refund                37,600.00
Welte                 Roberta                   11/19/1999        90% Refundable                         183,510.00
WERNER                HARRY , MILDRE            10/9/1989         90% Refundable                                  -
Whitaker              Helen                     1/26/2001         Modified 90% Refundable                121,500.00
WHITE                 BERNARD,FRANCIS           5/19/1995         Modified 90% Refundable                147,060.00
WILBUR                C. MARTIN, KAT            8/5/1989          Declining Balance Refund                        -
WILKINSON             RICHARD                   6/16/1998         90% Refundable                         225,270.00
Willetts              George & Audrey           1/18/1999         90% Refundable                         260,460.00
WILLOUGHBY            MARY                      6/29/1989         Declining Balance Refund                        -
WILSON                MARY                      10/24/1993        90% Refundable                         117,810.00
WILSON                Nancy                     8/1/2002          90% Refundable                         207,000.00
Winters               Shirley                   8/12/1999         Declining Balance Refund                31,600.00
WISHNER               DOROTHY                   12/29/1989        Modified 90% Refundable                         -
WOLFE                 MARTIN, DOROTHY           6/6/1995          Declining Balance Refund                        -
WOOD                  HORTENSE BADER            12/29/1994        90% Refundable                         117,810.00
WOOD                  HOWARD, ANN               1/16/1990         90% Refundable                         212,760.00
WOODBURY              CLIFFORD, ETHE            11/8/1989         90% Refundable                         172,530.00
Worth                 Tobia                     6/4/1999          90% Refundable                         125,100.00
YEARSLEY              HELEN                     8/23/1994         90% Refundable                         169,740.00
YOST                  FRED, JESSE               2/25/1990         90% Refundable                                  -
Young                 John, Mary                10/1/2000         90% Refundable                         183,510.00
ZALLMAN               SARAH                     4/1/1998          Declining Balance Refund                        -
ZIMMERMAN             L.WILBUR                  11/2/1998         90% Refundable                         125,100.00
ZIURYS                EUGENE                    6/29/1994         90% Refundable                         169,740.00
ZWICK                 RUTH EVELYN               7/3/1989          90% Refundable                         127,575.00

                                                                                                  ------------------

                                                                                                      50,958,830.00
                                                                                                  ------------------


                                   Schedule 2
                            Outstanding Fairfax Bonds

         LAST NAME                   FIRST NAME               Entry               Plan              3/26/2003
                                                                                                      Bond
                                                               Date               Type               Amount


------------------------------------------------------------------------------------------------------------------
ACREE                       NATHAN                       8/12/1997        Non-Refundable                        -
ADINARO                     COL JAMES, MRS               11/29/1992       Original 95%                 178,980.00
AHEARN                      CHARLES E.                   1/29/2001        Original 95%                 104,310.00
ALLAN                       MILDRED                      1/5/1998         Non-Refundable                        -
ALLEN                       BLAIR & JOANNE               2/19/1997        Non-Refundable                        -
ALMQUIST                    LTG ELMER, MRS               9/3/1991         50%                           80,465.00
ANDERSON                    COL ORVIE, MRS               12/22/1990       Moderate 95%                 126,540.00
ANDERSON                    EDITH                        10/31/2000       50%                           81,130.00
ANDRUSKA                    MRS. BRUNO, CO               8/8/1993         Original 95%                 216,837.50
APPEL                       MG JOHN, MRS.                12/3/1993        Original 95%                 190,570.00
ARMSTRONG                   GLADYS                       2/7/2000         Non-Refundable                        -
ARMSTRONG                   MRS. INGRID                  3/16/1990        Moderate 95%                  78,707.50
ARNOLD                      DOROTHY                      9/4/2001         50%                           70,145.00
ATKINSON                    IVAN & PHYLLIS               12/4/2001        Non-Refundable                        -
AUSTIN                      DR. GEORGE, MR               11/15/1990       Moderate 95%                  88,445.00
BAGNULO                     COL ALDO, MRS.               3/1/1990         Moderate 95%                 240,255.00
BAILEY                      LTC. PAUL & MRS              2/15/1995        Original 95%                 108,395.00
BAILEY                      MRS. MARJORIE                8/5/1989         Moderate 95%                  36,005.00
BAKER                       MURIEL                       2/25/2000        50%                           71,085.00
BALCH                       RICHARD & KATHL              5/16/2001        Original 95%                 217,265.00
BALLENGER                   ANITA P.                     4/12/1996        Non-Refundable                        -
BANKER                      COL ROBERT, MR               10/17/1993       Original 95%                 211,090.00
BARCA                       LEONA M.                     5/9/2000         Non-Refundable                        -
BARNETT                     GERTRUDE                     7/20/1998        Original 95%                 178,220.00
Barrett                     Frank                        9/1/1994         Moderate 95%                  77,092.50
Barron                      Paul,Ruth                    2/25/2002        Non-Refundable                        -
BARSCHDORF                  COL MILTON, MR               10/28/1989       Moderate 95%                 116,327.50
BATCHELDER                  BERNARD M.                   11/15/1996       Moderate 95%                 176,372.00
BAUMANN                     PATRICIA                     3/18/1998        Non-Refundable                        -
BEARDEN                     MAJ WM , MRS.                8/5/1989         Moderate 95%                 116,327.50
BELL                        LLOYD                        4/1/2002         Original 95%                 100,890.00
BENJOVSKY                   LTC VICTOR, MR               10/6/1991        Moderate 95%                  93,670.00
BENTZEN                     LTC IRVIN L.                 11/30/1991       Moderate 95%                  71,774.50
BERNDTSON                   CAPT ARTHUR                  7/22/1991        Moderate 95%                  68,827.50
Besaw                       William, Laura               10/10/2002       50%                           78,505.00
BETZOLD                     GWENDOLYN                    7/13/1998        50%                           53,660.00
BISHOP                      ALMA F.                      3/30/1998        Original 95%                 161,880.00
BLACKWELL                   GEORGE                       11/29/2000       Original 95%                 169,195.00
BLANCHARD                   GEORGE, BETH                 5/8/2002         Non-Refundable                        -
BLOECKER                    LTC VICTOR, MR               3/16/1990        Non-Refundable                        -
BODEN                       MARJORIE                     1/7/2003         Original 95%                 179,360.00
BOLEYN                      MRS JOHN                     7/10/1990        Moderate 95%                  82,935.00
BOTCHIN                     COL PHILIP, MR               11/22/1989       Moderate 95%                 166,250.00
BOWYER                      COL OSCAR R.,                9/18/1989        Non-Refundable                        -
BRADLEY                     MRS. MYRA                    10/3/1991        Moderate 95%                  92,435.00
BRANCH                      COL ELIZABETH                9/29/1989        Moderate 95%                 105,735.00
BROCK                       CLARENCE                     12/19/2001       Non-Refundable                        -
BRUCE                       COL BURTON, MR               9/7/1989         Moderate 95%                          -
BRUNACCI                    COL GUY                      11/30/1990       Moderate 95%                  60,182.50
BRUST                       ROBERT & LOIS                7/19/1999        50%                           94,185.00
Bryant                      David, Nancy                 9/17/2002        Non-Refundable                        -
BUEHLER                     DORIS                        2/11/2003        Non-Refundable                        -
BUIE                        COL JAMES C.,                5/24/1991        Moderate 95%                 105,165.00
BURGER                      COL ROBERT, MRS              6/22/1994        Original 95%                 137,370.00
BURNS                       LTC LEE, MRS.                3/1/1990         Moderate 95%                 155,515.00
BURNS                       MRS. KATHERINE               12/29/1989       Moderate 95%                  83,980.00
BURRY                       DR WILLIAM, MR               11/4/1989        Moderate 95%                          -
BURTON                      MG JONATHON, M               11/4/1989        Moderate 95%                 117,562.50
BUTT                        MRS. HENRY                   8/9/1991         Moderate 95%                          -
Buttleman                   Alice                        12/24/2002       Original 95%                 237,310.00
BUTTON                      MRS. JEAN                    9/29/1989        Original 95%                 110,770.00
CABELL                      HENRY, MARGARET              5/17/2002        Non-Refundable                        -
CALLAHAN                    PARTICK & NELL               8/7/1997         Moderate 95%                 101,080.00
CAMERON                     JOHN                         4/15/2002        Original 95%                 117,135.00
CAMP                        COL ROBERT, MR               4/17/1990        Moderate 95%                 105,735.00
CAMPBELL                    THERESA                      4/4/1996         Original 95%                 169,005.00
CAMPBELL                    WM & JEANNE CAS              2/4/1997         Non-Refundable                        -
CANTLAY                     WILHELMINA                   4/27/2001        50%                           92,500.00
CARD                        MRS LAVINA C                 8/1/1990         Moderate 95%                  65,502.50
CARLINI                     VICTORIA                     2/3/2002         Moderate 95%                  56,667.50
CARTER                      DONIPHAN & ELEA              12/27/2000       Non-Refundable                        -
CARTER                      VIRIGNIA S.                  7/30/2001        50%                           84,920.00
Cassedy                     Geraldine                    9/7/1991         Moderate 95%                  50,635.00
CASSIBRY                    Robert, Patricia             9/12/2002        Moderate 95%                 144,067.50
CASSIDY                     LTC MARGARET                 10/28/1989       Moderate 95%                 105,735.00
Cates                       Clifton                      1/11/2002        Non-Refundable                        -
CHAMBLIN                    COL FRANCIS                  7/3/1992         Moderate 95%                  89,537.50
CHANDLER                    CAPT CHARLES                 1/6/1992         Moderate 95%                  64,695.00
CHANEY                      FRANCIS E., MR               4/10/1992        Moderate 95%                 134,567.50
CHAPMAN                     COL WILLIS, MR               1/1/1993         Original 95%                 231,705.00
CHAPMAN                     MRS. DOROTHY                 9/3/1994         Original 95%                 175,536.25
CLAGETT                     COL ROBERT H.,               9/7/1989         Non-Refundable                        -
CLARKE                      GEN FREDERICK,               9/21/1989        Moderate 95%                 198,360.00
CLAUSING                    LTC GERALD, MR               11/4/1989        Non-Refundable                        -
COATES                      MRS. DOROTHY B               8/5/1989         Original 95%                  83,695.00
COCANOUGHER                 COL. EUGENE                  12/29/1989       Non-Refundable                        -
COHEN                       COL LEO, MRS.                9/18/1993        Original 95%                 124,165.00
COLACICO                    FRANK & ANNA                 9/19/1997        Original 95%                 251,180.00
COLEMAN                     FRANCIS J.                   5/9/2001         Non-Refundable                        -
COLLINS                     LTC JEFFERSON,               11/1/1991        Moderate 95%                 107,587.50
COLLINS                     MRS. NAOMI                   8/4/1992         Original 95%                 236,740.00
CONCANNON                   CDR CHARLES                  10/17/1991       Moderate 95%                  67,972.50
CONDIT                      ROSS & KATHY                 8/20/1998        Non-Refundable                        -
CONELL                      MARY                         1/28/2003        50%                           70,280.00
CONNELL                     JAMES                        1/19/1999        Non-Refundable                        -
CONNELL                     MRS. FILOMENA                9/29/1990        Original 95%                 124,640.00
CONNOR                      ROBERT T.                    9/28/1998        Non-Refundable                        -
CONVEY                      MRS. ROBERTA                 6/26/1991        Moderate 95%                  62,320.00
COOKSEY                     HOWARD&ALTHEA                1/22/1997        Non-Refundable                        -
COOPER                      COL HARRY, MRS               12/7/1990        Moderate 95%                  85,595.00
COORSH                      HARRY & ANITA                8/15/2000        Non-Refundable                        -
CORDERMAN                   MG PRESTON, MR               4/21/1994        Original 95%                 295,640.00
CORNETT                     MARY A                       5/3/1996         Non-Refundable                        -
CORSO                       BARBARA A.                   1/30/2001        Original 95%                 117,135.00
CORTELYOU                   STODDARD & JEAN              9/5/1996         Moderate 95%                          -
COUCH                       COL JOSEPH , M               8/5/1989         Moderate 95%                          -
COWHERD                     ROBERT M.                    10/1/2001        50%                           69,030.00
CRADDOLPH                   DELORES                      5/31/1999        Non-Refundable                        -
CRAM                        JANE H.                      8/14/1997        Non-Refundable                        -
CRAMER                      COL RAYMOND, M               7/28/1993        Original 95%                 175,940.00
CRAWLEY                     EILEEN T.                    12/1/1998        Original 95%                 175,275.00
CROSS                       JAMES & LENORA               3/31/1997        Non-Refundable                        -
CURTIN                      MG ROBERT, MRS               10/28/1991       Moderate 95%                 113,382.50
Custer                      Samuel,Charlott              2/25/2002        Non-Refundable                        -
Czerwenka                   Ellen                        10/1/2002        Non-Refundable                        -
DAVIS                       RUTH B                       12/8/1998        Non-Refundable                        -
DAVIS                       VIRGIL, MARGARE              3/7/2002         Original 95%                 215,270.00
DELONG                      JANE V.                      5/10/2001        Non-Refundable                        -
DEMARCUS                    JOHN                         9/15/1997        50%                           52,465.00
DEMILT                      HELEN                        9/12/1997        Non-Refundable                        -
DENNEY                      MILDRED                      1/6/1998         Original 95%                 158,175.00
DERRYBERRY                  MRS. JOSEPHINE               6/8/1991         Moderate 95%                  79,990.00
DESMOND                     CPT RALPH, MRS               2/25/1990        Original 95%                 172,520.00
DETTINGER                   GARTH & JEFFA                7/17/1997        Non-Refundable                        -
DICKERSON                   JEAN                         4/23/1999        Original 95%                 141,930.00
DIERCKS                     COL FREDERICK                3/27/1991        Moderate 95%                          -
DIFUSCO                     ENIS                         6/14/1999        Original 95%                 219,260.00
DODGE                       BG ROY T., MRS               6/8/1994         Moderate 95%                 110,390.00
DOEPPNER                    THOMAS & MARJOR              2/25/2000        Non-Refundable                        -
Donahue                     Thomas, Helen                12/2/2002        Original 95%                 195,700.00
DONHUE                      LTC. JOSEPH & M              9/8/1995         Original 95%                 183,255.00
DORLAND                     COL GILBERT, M               10/17/1989       Moderate 95%                          -
DOUGHERTY                   HELEN B.                     9/13/2000        Original 95%                 173,945.00
DOUGLAS                     WALTER E.                    5/22/2001        Original 95%                 111,322.90
DUNN                        CARROLL & LETHA              4/2/1996         Original 95%                 123,951.00
DUPART                      ANNA V.                      10/25/1991       Moderate 95%                  86,972.50
EBERLY                      MRS. AVALEEN                 6/18/1992        Original 95%                 138,605.00
EDWARDS                     EDMUND & JANE                7/26/2001        50%                           99,200.00
EDWARDS                     LTC CORWIN, MR               3/27/1990        Moderate 95%                  85,025.00
EGAN                        JOHN & THERESE               12/8/2000        50%                           76,576.00
ELLIS                       MRS. VIRINIA                 1/6/1992         Moderate 95%                  85,595.00
ELWELL                      COL KENNETH, M               11/19/1989       Moderate 95%                  87,210.00
EWELL                       LTG JULIAN, MR               11/11/1989       Moderate 95%                 129,342.50
FAIRBANKS                   MRS. SALLY                   1/27/1990        Original 95%                 205,770.00
FARMER                      COL JAMES L.,                11/1/1991        Moderate 95%                  66,737.50
FARRELL                     WALTER & MARION              7/23/2001        Original 95%                 226,480.00
FARRINGTON                  EDMOND & MARY                4/3/2000         Non-Refundable                        -
FAVER                       WALTER, IRENE                1/31/2002        Non-Refundable                        -
FICKEL                      MRS ARTHUR                   7/7/1990         Moderate 95%                 100,795.00
FIELDING                    CDR GEORGE, MR               8/24/1991        Moderate 95%                  73,435.00
FINKE                       COL JOHN, MRS.               8/12/1993        Moderate 95%                  67,925.00
FINNEGAN                    AUDREY H                     5/28/1996        50%                           39,495.00
FISHER                      MARY F.                      7/6/2000         Original 95%                 138,682.90
FISHER                      RUTH K.                      7/11/2001        Original 95%                 123,500.00
FLETCHER                    CDR KEITH, MRS               4/3/1994         Original 95%                 174,515.00
FLORY                       MRS. KATHARINE               8/27/1989        Original 95%                 228,950.00
FORD                        WILFORD, PEGGY               3/14/2002        50%                          117,795.00
FORKHAMER                   LAWRENCE&MARYEL              3/30/1999        Non-Refundable                        -
FREDERICK                   ELIZABETH                    8/16/1989        Original 95%                 100,510.00
FREED                       BARBARA                      1/10/2002        Original 95%                 139,365.00
FRIEDBERG                   ARTHUR                       6/21/1999        Non-Refundable                        -
FRITZ                       COL WILLIAM                  10/28/1989       Original 95%                 128,155.00
FULTON                      WILLIAM & MARJO              9/4/1998         Non-Refundable                        -
FUREY                       LETIZIA                      10/15/1996       Non-Refundable                        -
GARNISH                     J.HOWARD & MARI              8/16/1991        Moderate 95%                  94,145.00
GAZDO                       SOPHIE                       12/26/2001       Original 95%                 178,125.00
GIBBONS                     MARY G.                      12/21/2000       50%                                   -
GIBBONS                     MRS. ANINA                   4/24/1995        Moderate 95%                  78,470.00
GILBERT                     BERTRAM                      1/10/2003        Original 95%                 214,035.00
GILMAN                      COL SEYMOUR, M               12/11/1990       Original 95%                 202,350.00
Glauber                     Margaret                     1/30/2002        Moderate 95%                 154,802.50
Gorman                      Vincent,Lucy                 3/4/2002         Original 95%                 188,860.00
GRAEVES                     MRS VIVIAN                   4/17/1990        Original 95%                 127,015.00
GRAHAM                      POLLY                        1/4/1997         50%                                   -
GRAVES                      WILLIAM&MARGUEI              11/17/1997       Non-Refundable                        -
GRAY                        MRS. JOSEPHINE               9/25/1991        Moderate 95%                  86,972.50
GREENWELL                   MARTIN                       12/20/2000       Non-Refundable                        -
GREGG                       COL FRANK, MRS               6/15/1995        Non-Refundable                        -
HAINS                       MG PETER C., M               9/21/1989        Moderate 95%                  79,277.50
HALEY                       MRS. MARGERY                 9/25/1995        Original 95%                 135,446.25
HALL                        BG LINSCOTT, M               9/3/1991         Moderate 95%                  88,445.00
HALL                        CMDR HARVEY, M               3/1/1991         Moderate 95%                  86,972.50
HALL                        JULIUS&DORIS                 6/14/1999        Non-Refundable                        -
HAMMOND                     COL. DAVID                   1/4/1995         Moderate 95%                          -
HANFORD                     IVA                          10/18/1996       Moderate 95%                  68,530.00
HANNAH                      MRS. CATHERINE               7/28/1995        Moderate 95%                  41,875.00
HANST                       BARBARA                      1/29/1999        50%                           81,340.00
HANST                       KENNETH F.                   1/29/1999        50%                                   -
HARRISON                    MRS. ELIZABETH               2/14/1995        Original 95%                 120,816.25
HAWKINS                     WILLIAM & VIOLA              12/30/1998       50%                          128,895.00
HAYES                       HAROLD & ANITA               12/27/2000       Non-Refundable                        -
HEISS                       GERSON                       11/15/2000       50%                           54,285.00
HENDRICKS                   MRS. ANNIE V.                8/5/1989         Moderate 95%                 117,990.00
HENSON                      HAROLD T & ILSE              11/13/1998       50%                          114,135.00
HERRING                     MRS. HANNAH                  11/1/1991        Moderate 95%                  66,737.50
HESS                        COL. ALFRED                  1/17/1995        Original 95%                 106,970.00
HEYMONT                     IRVING                       12/15/1998       Original 95%                 189,810.00
HICKS                       MRS. TAINA                   8/12/1989        Original 95%                 120,935.00
HIGGINS                     WILLIAM J.,JR                4/9/1998         Original 95%                 178,125.00
HILDER                      AIMEE                        11/5/1998        Original 95%                          -
HILL                        BEN & LAVERNE                12/14/2000       Original 95%                 223,345.00
HILL                        MARGARET                     11/6/1998        Non-Refundable                        -
HILLARD                     HELEN                        1/28/2003        Original 95%                 100,890.00
HINES                       COL CHARLES B.               8/23/1989        Original 95%                  99,055.00
HOLMES                      MRS. DOROTHY R               10/20/1989       Original 95%                 113,050.00
HORNER                      MRS. SAMUEL                  8/30/1989        Original 95%                 141,170.00
HOSKA                       COL LUKAS, MRS               9/18/1989        Original 95%                 117,990.00
HUGHES                      MRS. ELEANOR                 11/11/1989       Moderate 95%                  46,122.50
HUGHES                      NATALIE                      7/21/2000        Non-Refundable                        -
HUGHES                      NATALIE                      7/21/2000        Non-Refundable                        -
Hummer                      Jeanne                       1/4/1999         Non-Refundable                        -
HUNTER                      MRS. KENNETH                 1/31/1990        Original 95%                 101,440.00
HURLBURT                    BARBARA R.                   4/26/2001        Non-Refundable                        -
HUTCHISON                   LTC WARREN, MR               8/8/1989         Moderate 95%                  74,812.50
IVES                        COL RALPH, MRS               4/6/1990         Moderate 95%                          -
JACKSON                     ROY, MRS.                    7/3/1993         Moderate 95%                 107,445.00
JACOBSEN                    MARIAN                       1/6/1998         Non-Refundable                        -
JAESCHKE                    CDR JOHN & FLOR              11/27/1995       Original 95%                  75,064.50
JAMISON                     MRS. CLAIRE                  8/9/1991         Moderate 95%                  99,512.50
JEPSON                      COL HANS, MRS                9/29/1989        Moderate 95%                  74,028.75
JILLSON                     COL STUART                   11/8/1989        Moderate 95%                  64,410.00
JOHN                        COL WILLIAM E.               11/16/1991       Moderate 95%                          -
JOHNSON                     CAPT EDWIN &                 11/1/1991        Moderate 95%                 107,587.50
Johnson                     Darren, Amelia               3/17/1999        Non-Refundable                        -
JOHNSON                     MRS. DOROTHY R               10/17/1989       Moderate 95%                 103,075.00
JOHNSON                     MRS. WENDELL                 10/9/1989        Moderate 95%                          -
JONES                       COL ALAN, MRS.               11/4/1989        Original 95%                 216,600.00
JORDAN                      THORNTON                     5/26/1999        Non-Refundable                        -
JOSE                        ALLAN                        1/28/2003        Non-Refundable                        -
Josephson                   Alan,Ingeborg                4/24/2002        Non-Refundable                        -
Kean                        Leah                         4/2/1999         Non-Refundable                        -
KEEGAN                      CHRISTOPHER                  4/10/2002        Original 95%                 210,045.00
KENYON                      CAPT ALBERT, M               4/17/1994        Original 95%                 178,742.50
KERKERING                   COL JOHN, MRS.               9/3/1993         Moderate 95%                 106,495.00
KERN                        ANNE                         11/15/2001       Moderate 95%                          -
KERSEY                      GRACE                        3/11/2003        Non-Refundable                        -
KIECHEL                     WALTER & MARY                1/30/1999        Original 95%                 220,970.00
KIEFFER                     COL PIERRE                   10/6/1989        Original 95%                 152,950.00
KILBY                       COL ALBERT, MR               12/26/1991       Moderate 95%                  60,467.50
KING                        DAVID & LUCY                 8/10/2000        Non-Refundable                        -
KINZER                      ELIZABETH                    4/7/1999         Original 95%                 234,840.00
KLEPPER                     CATHERINE                    4/6/1999         Non-Refundable                        -
KOEHLER                     MRS. DOROTHY                 9/7/1995         50%                          105,675.00
LAMKIN                      MRS. FLETCHER                8/12/1992        Moderate 95%                          -
LANCER                      MG THOMAS F.,                9/3/1991         Moderate 95%                          -
LANGE                       COL H.H.W., MR               11/11/1989       Original 95%                          -
LARSON                      MRS. ZDENKA                  9/21/1993        Moderate 95%                 276,236.25
LAUGERMAN                   COL JOHN, MRS.               12/7/1989        Moderate 95%                  76,997.50
LAWRENCE                    JAMES & DIANA                2/19/1999        Non-Refundable                        -
LEE                         CARL & CAROL                 11/11/1996       Moderate 95%                  84,385.00
LEIGHTON                    RICHARD & VIRGI              5/13/1996        50%                          112,560.00
LELAND                      COL EDWIN, MRS               1/27/1990        Moderate 95%                          -
LEONARD                     MG CHARLES                   11/4/1989        Moderate 95%                 144,020.00
LEVAN                       MRS. AVONIA                  8/19/1989        Original 95%                 115,235.00
LEVEY                       LTC MEYER & HEN              8/2/1995         Moderate 95%                  78,280.00
LEWIS                       COL JAMES, MRS               5/20/1993        Original 95%                          -
Lewis                       George, Alice                9/10/2002        50%                           59,360.00
LIEBMANN                    COL ERNEST, MR               2/11/1994        Moderate 95%                 121,291.25
LIGGETT                     COL JOHN, MRS.               6/7/1992         Moderate 95%                  98,515.00
LIGHTFOOT                   MRS. JANICE                  11/4/1989        Moderate 95%                  66,025.00
LINN                        LTC RUBY                     3/5/1990         Moderate 95%                  97,232.50
LITTY                       COL STANLEY                  10/10/1991       Moderate 95%                  71,107.50
LOLLIS                      MG SHELTON, MR               7/25/1991        Moderate 95%                          -
LONG                        STELLA H.                    8/16/2000        50%                           58,706.00
LORENCE                     MRS. ANNA MARY               10/3/1991        Moderate 95%                  86,972.50
LUCKIE                      MRS. MARY                    1/3/1995         Moderate 95%                  55,622.50
LYCAS                       MRS. MARY                    2/22/1994        Moderate 95%                 173,327.50
LYNCH                       PATRICIA GATES               5/18/2000        Non-Refundable                        -
LYNN                        JAMES & NANCY                5/19/2000        Non-Refundable                        -
MACASKILL                   ROSS & HELEN                 1/13/1999        Non-Refundable                        -
MACE                        HERMAN & DOROTH              6/1/1996         50%                           87,220.00
MACKLIN                     JAMES & SARAH                5/11/2001        Non-Refundable                        -
MADIGAN                     JOHN J.                      5/7/1998         Non-Refundable                        -
MALTAIS                     ELLEN                        3/29/1999        Original 95%                          -
MANCHESTER                  KATHARINE E.                 5/24/1991        Original 95%                 224,057.50
MAPLES                      HERRON & MARY                9/19/2000        Original 95%                 310,555.00
MAREYDT                     COL ALBERT, MR               4/17/1993        Moderate 95%                 104,832.50
MARKER                      MRS. MARISKA                 11/11/1989       Non-Refundable                        -
MARTIN                      JULIAN & MARY F              4/12/1996        Non-Refundable                        -
MATHENY                     CATHERINE                    3/7/2002         Original 95%                 255,455.00
MATTIE                      MRS. ELISABETH               12/14/1989       Original 95%                 127,015.00
MAULSBY                     CAPT ROBERT, M               11/4/1990        Moderate 95%                 107,587.50
MAZETIS                     LTC WALTER                   11/11/1989       Moderate 95%                  83,980.00
McAuliffe                   Dennis,Kathleen              2/19/2002        Original 95%                 356,820.00
McCAHILL                    COL WILLIAM, M               11/4/1989        Moderate 95%                 169,480.00
MCCARTNEY                   MRS. DIXIE                   6/15/1994        Moderate 95%                          -
McClellan                   Thomas, Jane                 9/26/2002        Original 95%                 327,655.00
McDONALD                    MRS. ELINOR                  8/4/1992         Moderate 95%                 139,270.00
MCDONALD                    THELMA                       11/10/1998       50%                           78,470.00
MCGLONE                     GERALD & BARBAR              11/5/1998        50%                           80,850.00
MCGOVERN                    ELIZABETH                    1/27/2003        50%                           51,250.00
MCGREGOR                    COL. EDWARD ,                10/24/1992       Original 95%                 182,518.75
MCGREGOR                    MARION                       1/4/1997         Original 95%                 205,960.00
McHugh                      Alice Z.                     1/10/1997        50%                           59,290.00
MCKEE                       JAMES & ELLEN                4/16/1996        Non-Refundable                        -
MCKENNA                     MARY M.                      8/14/2001        Original 95%                 150,480.00
MCLEAN                      WILLIAM H., JR.              7/23/2001        Non-Refundable                        -
MCLUCAS                     JOHN, HARRIET                1/28/2003        Original 95%                 328,510.00
MCNAMARA                    LTG ANDREW, MR               3/1/1990         Moderate 95%                          -
MILLER                      MARGARET                     4/29/1999        Original 95%                 195,356.10
MOONEY                      LTC ARTHUR, MR               12/22/1989       Moderate 95%                 103,075.00
MOORE                       ANNELISE                     9/24/1998        Non-Refundable                        -
MOORE                       MRS. ANN                     10/2/1989        Original 95%                 149,625.00
MOYNIHAN                    COL. WILLIAM,                10/2/1992        Moderate 95%                  85,357.50
MUELLER                     DAVID                        4/11/2002        Moderate 95%                 102,172.50
Mulligan                    Edward, Helen                3/4/1999         Non-Refundable                        -
NEESE                       LTC EDWARD                   8/1/1990         Moderate 95%                          -
NEFF                        COL LEO M., MR               5/2/1991         Moderate 95%                 137,607.50
NERI                        MICHAEL & WALBU              12/23/1998       50%                           63,700.00
NEWQUIST                    PATSY                        2/12/2003        Original 95%                 208,335.00
NISWANDER                   CAROL                        12/7/1991        Original 95%                 120,175.00
O'BRIEN                     COL JOHN A.                  8/27/1989        Original 95%                  87,020.00
O'Connor                    Andrew,Blanche               3/11/2002        Non-Refundable                        -
ODEN                        MG DELK, MRS.                11/19/1989       Moderate 95%                          -
OLIVER                      WILLIAM P., JR               7/12/2001        Non-Refundable                        -
OLSON                       VIRGIL D.                    8/12/1996        Moderate 95%                          -
O'NEIL                      LT WILLIAM, MR               12/15/1991       Original 95%                 172,235.00
O'NEILL                     DORTHEA                      5/15/1996        50%                           41,055.00
OPP                         MRS RICHARD                  3/8/1990         Moderate 95%                          -
ORTZMAN                     WELCH) MRS ARIA              3/5/1990         Original 95%                 110,865.00
OSTROM                      CHARLES & BETTY              6/17/1997        Non-Refundable                        -
PACK                        CHARLES&MARJORI              7/7/1999         Original 95%                 187,340.00
PALMER                      COL ROBERT S.,               8/5/1989         Moderate 95%                 114,665.00
PARADISE                    LUCY                         12/21/2001       Non-Refundable                        -
PARKS                       LCDR MELBA                   2/18/1992        Moderate 95%                  67,877.50
PATRICK                     SHERWOOD & MARY              9/5/2001         Moderate 95%                 167,580.00
PATTERSON                   WM & ANNE                    3/9/1998         Non-Refundable                        -
PATTON                      OLIVER & ANNE                7/12/2001        Non-Refundable                        -
PEARSON                     MRS. NELIDA                  7/7/1991         Moderate 95%                 118,370.00
PETERS                      MARGRITH                     4/11/2002        Non-Refundable                        -
PETERSON                    JOHN                         1/4/2003         Non-Refundable                        -
Peterson                    John, Beatrice               12/24/2002       Moderate 95%                          -
PIERCE                      PHYLLIS M.                   9/15/2000        Non-Refundable                        -
PIGOTT                      MRS. ETHEL                   12/29/1990       Moderate 95%                  49,685.00
PIPER                       MANSELL &MAXINE              11/4/1998        Non-Refundable                        -
Plante                      Marceline                    5/29/2002        Original 95%                 143,450.00
PLASTERS                    COL ROBERT, MR               12/22/1993       Original 95%                 150,860.00
POLLEY                      MRS. MARION H.               8/12/1989        Moderate 95%                  93,717.50
PORTER                      WILEY R.                     8/25/1997        Non-Refundable                        -
POWERS                      MRS. MILDRED                 9/21/1989        Moderate 95%                          -
PRATT                       RANDALL & BARBA              4/25/2001        Non-Refundable                        -
PRYPLESH                    MAJ. STEPHEN &E              6/12/1995        Original 95%                 167,675.00
RADNEY                      WALTER, DOROTHY              2/19/2002        Non-Refundable                        -
RAFFERTY                    MRS. ANGELINE                8/30/1989        Original 95%                 100,605.00
RAICHLEN                    RICHARD                      1/4/1997         Non-Refundable                        -
RALEIGH                     EDWARD                       4/20/2001        Non-Refundable                        -
RALPH                       MRS. STEPHEN                 9/18/1989        Moderate 95%                  58,995.00
RAYMOND                     DANIEL & BARBAR              7/23/1998        Non-Refundable                        -
READ                        FRANCES W.                   6/26/2000        50%                           51,625.00
REED                        MRS. CRAWFORD                8/30/1989        Moderate 95%                 108,680.00
Reilly                       Mary Elizabeth              1/28/2002        Moderate 95%                 117,135.00
RHODES                      MRS. HELEN                   11/12/1990       Moderate 95%                  67,972.50
RICHTER                     MRS. PORTIA T.               8/5/1989         Original 95%                 144,020.00
ROBBINS                     ALVIN & JEAN                 12/17/1996       Non-Refundable                        -
Royla                       Olga                         1/4/1999         Non-Refundable                        -
RUFO                        JOAN                         9/25/2001        Non-Refundable                        -
RUMSEY                      MRS. CHARLOTTE               11/15/1989       Original 95%                 164,730.00
RYAN                        MRS. HELEN                   7/1/1995         Original 95%                 126,397.50
SALZBERG                    EDNA                         7/31/2001        Original 95%                 145,445.00
SAMUEL                      MILDRED                      9/9/1997         Non-Refundable                        -
SAWYER                      ELEANOR                      6/10/1999        Non-Refundable                        -
SCHANTZ                     MRS VIOLA                    8/1/1990         Moderate 95%                  78,707.50
SCHELL                      WILLIAM                      1/18/1999        Original 95%                 157,415.00
SCHLEETER                   RAY                          6/3/1999         Original 95%                 146,146.10
Schmidt                     Jeanne                       1/1/2002         Non-Refundable                        -
SCHMITT                     COL JOHN J.                  4/29/1991        Original 95%                 170,620.00
SCHNETZLER                  ROBERT & VERNIE              8/9/2001         Non-Refundable                        -
SCHUTT                      DORIS                        12/20/2000       50%                           90,895.00
SCOTT                       ELIZABETH                    12/4/2001        Moderate 95%                  94,097.50
SCOTT                       MARTHA                       10/2/2001        Original 95%                 185,725.00
SCOVILL                     LTC ELMER B.,                9/18/1989        Moderate 95%                  65,312.50
SCUDDER                     WILLIS, PHYLLIS              5/8/2002         Non-Refundable                        -
SEASHORE                    MALCOLM D.                   12/15/1991       Moderate 95%                  63,317.50
SEAY                        WILLIAM & MARCE              8/29/1996        Original 95%                 207,480.00
SEIBERT                     COL DONALD                   12/14/1989       Moderate 95%                  67,260.00
SELMAN                      DORIS                        12/18/1998       Original 95%                 156,560.00
SHAFFER                     COL CORNELIUS,               1/2/1994         Moderate 95%                  90,820.00
SHEARER                     ELIZABETH                    10/2/2001        50%                           62,250.00
SHELTON                     LILLIAN                      9/28/1999        50%                           92,680.00
SHENK                       COL FRANK, MRS               3/8/1990         Non-Refundable                        -
SHERMAN                     LTC H.F., MRS.               8/16/1989        Moderate 95%                  85,215.00
SHOEMAKER                   LTG. R.L., MRS               7/21/1992        Moderate 95%                 140,030.00
SHOEMAKER                   MARCELLA G.                  11/7/1996        Moderate 95%                          -
SHUTE                       LOUISE M.                    3/8/2001         Non-Refundable                        -
SILTANEN                    COL JOHN, MRS.               10/28/1990       Moderate 95%                          -
SIMMONS                     COL HOWARD, MR               12/18/1989       Moderate 95%                  69,967.50
SINGER                      RAYMOND, MARGAR              2/28/2002        Original 95%                 197,315.00
SIVIGNY                     JOSEPH & THELMA              12/27/2000       Original 95%                 188,860.00
SMITH                       EDWIN & MARIAN               5/30/2000        Original 95%                 298,015.00
SMITH                       ELLSWORTH                    2/25/2003        Original 95%                 100,890.00
SMITH                       MRS MARGHERITA               11/18/1992       Moderate 95%                  54,363.75
SMITH                       MRS. JOSEPH                  11/16/1991       Moderate 95%                 134,187.50
SMITH                       WILLIAM H.                   12/27/2001       Original 95%                 138,510.00
SNIPES                      COL JAMES C.,                8/31/1991        Moderate 95%                  99,512.50
SPAHR                       DOROTHY                      2/14/2002        Non-Refundable                        -
Sparshot                    Richard, Virgin              11/6/2002        50%                           78,120.00
SPENCER                     MRS. HELEN                   11/11/1989       Non-Refundable                        -
SPENGLER                    MRS. BETTY                   9/18/1989        Original 95%                  96,710.00
ST. JOHN                    ADRIAN & FLOREN              12/3/1992        Original 95%                 273,410.00
ST. JOHN                    DREW & ELEANOR               1/5/1998         50%                           83,020.00
ST. JOHN                    MRS. KATHERINE               9/29/1989        Moderate 95%                  49,305.00
STAFFORD                    MRS. ELIZABETH               12/29/1991       Moderate 95%                 190,190.00
STANTON                     DONALD                       1/14/2003        Non-Refundable                        -
STARBIRD                    MRS. ETHEL                   9/3/1994         Original 95%                 123,357.50
STARBIRD                    MRS. EVELYN                  11/11/1989       Original 95%                 143,165.00
STEED                       ROBERT                       3/12/2003        Non-Refundable                        -
STEINHAUSER                 CATHERINE                    1/10/1997        50%                           51,905.00
STILES                      MRS. JEANNE                  7/17/1992        Original 95%                 160,455.00
STONE                       JOSEPH & BETTY               3/10/1997        Non-Refundable                        -
STONE                       MADGE                        11/8/2000        Non-Refundable                        -
STRACHAN                    HELEN B.                     9/4/1997         50%                           75,950.00
TAYLOR                      HANNAH                       12/27/2001       Original 95%                 121,125.00
Teeple                      Buckner, Doroth              9/5/2002         Non-Refundable                        -
THOMPSON                    JOHN & VIVIAN                1/15/2000        Non-Refundable                        -
THOMPSON                    MARIAN H.                    5/17/1999        Non-Refundable                        -
TIMKE                       MRS. DORA                    12/18/1989       Original 95%                 179,550.00
TOLSON                      MRS MARGARET Y               6/4/1993         Original 95%                 175,940.00
TRAPNELL                    LTG THOMAS, MR               6/29/1990        Moderate 95%                          -
TRIPPI                      FRANK & ROSE                 7/16/2001        50%                           80,955.00
TURNER                      LTC CLAUDE, MR               10/21/1991       Moderate 95%                  47,215.00
TURNER                      ROBERT & ANN                 8/8/1996         50%                           62,771.00
ULLMAN                      CHARLES & MARJO              1/20/1994        Original 95%                 201,400.00
VAN LANDINGHAM              CAPT EMME, MRS               12/26/1991       Moderate 95%                  80,987.50
VANCE                       COL WENDELL, M               7/3/1990         Moderate 95%                  98,182.50
VANCE                       STELLA                       11/29/2000       Non-Refundable                        -
VICKERY                     COL CHESTER, M               11/4/1989        Non-Refundable                        -
VIGEN                       LOIS                         1/24/2003        50%                           68,425.00
VITULLO                     LOUISE                       1/21/2003        Original 95%                 117,135.00
VOUGHT                      NATALIE                      6/9/1998         Non-Refundable                        -
WALKER                      MRS. ALICE                   9/8/1995         Moderate 95%                          -
WALLACE                     MRS. ELSIE                   10/7/1995        Original 95%                 123,951.25
WALTER                      MG MERCER                    8/19/1989        Moderate 95%                 196,365.00
WARD                        COL. NATHAN & E              5/9/1995         Moderate 95%                          -
WATERMAN                    BG BERNARD, MR               10/17/1991       Moderate 95%                 246,810.00
WATERS                      MRS. CLAIRE                  10/28/1990       Original 95%                 124,165.00
WEICKHARDT                  COL GEORGE, MR               5/13/1991        Moderate 95%                 120,080.00
WERNER                      DONALD & ROSE M              9/27/2001        Non-Refundable                        -
WETHERBIE                   CLAIRE                       4/10/1996        50%                           39,410.00
WHALEN                      BG STANLEY, MR               8/30/1993        Moderate 95%                 105,070.00
WHEELER                     BG LESTER, MRS               9/18/1989        Moderate 95%                          -
WHITE                       CAPT. THOMAS                 10/6/1992        Original 95%                  87,210.00
WHITHERS                    LANGHORNE, BETT              5/7/2002         Non-Refundable                        -
WICKERT                     HOWARD                       4/28/1999        Non-Refundable                        -
WILDES                      EMY W.                       1/2/1996         Non-Refundable                        -
WILEY                       MARTHA JEAN                  11/8/2000        Non-Refundable                        -
WILEY                       RUTH F.                      8/17/2000        Original 95%                 118,542.90
WILHELM                     MRS FLOYD                    6/29/1994        Original 95%                 131,480.00
WILLIAMSON                  MAJ EDWIN, MRS               4/21/1990        Non-Refundable                        -
WILSON                      DONALD & HELEN               5/29/1996        Non-Refundable                        -
WILSON                      MRS CHARLES                  5/28/1990        Moderate 95%                  86,497.50
WINDHAM                     PAUL & ISABELLA              2/26/1998        Non-Refundable                        -
Winters                     Dorothy                      8/2/2002         Original 95%                 100,890.00
WITHERELL                   JOHN & CYNTHIA               12/18/2001       Original 95%                 217,075.00
WOOD                        WILLIAM C.                   6/17/1999        50%                           91,350.00
WOODBURY                    LTC HERBERT F,               6/15/1993        Moderate 95%                  69,635.00
WOODBY                      MRS. ALICE                   8/20/1991        Moderate 95%                  79,990.00
WOODS                       COL DAVID, MRS               11/8/1989        Original 95%                 141,170.00
WOODWARD                    MRS. STUART                  9/18/1989        Moderate 95%                  59,992.50
WOODY                       ELLIS & MARY                 1/5/1998         Non-Refundable                        -
YERGOVICH                   ROBERT & LORA                8/21/2000        Non-Refundable                        -
YERGOVICH                   ROBERT & LORA                8/22/2000        Non-Refundable                        -
YOUNG                       COL ROBERT & LU              4/14/1994        Original 95%                 146,585.00
YUHAS                       CATHERINE                    12/5/1997        Non-Refundable                        -

                                                                                                ------------------
                                                                                                    37,551,864.65
                                                                                                ------------------

                                   Schedule 3

                              Lifecare Undertakings



The Fairfax:
-----------



o  Agreement  of   Undertaking   dated   December  12,  1986  between   Marriott
International, Inc. as successor to Marriott Corporation, and Marriott Lifecare Retirement Communities - Fairfax, Inc.;

o Agreement of Undertaking dated October 9, 1993 between Marriott International, Inc. and Marriott Senior Living Services, Inc., as amended by an Amendment dated June 23, 1995;

o Agreement of Undertaking dated April 1, 1998 between Marriott International, Inc. and Marriott Continuing Care, LLC.



The Quadrangle:
--------------



o Agreement of Undertaking dated August 22, 1986 between Marriott International, Inc., as successor to Marriott Corporation, and Marriott Lifecare Retirement Communities - Haverford, Inc.;

o Agreement of Undertaking dated October 9, 1993 between Marriott International, Inc. and Marriott Senior Living Services, Inc.;

o Agreement of Undertaking dated April 1, 1998 between Marriott International, Inc. and Marriott Continuing Care, LLC.